SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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BB&T FUNDS
434 Fayetteville Street Mall, 5th Floor
Raleigh, North Carolina 27601
(Name of Registrant as Specified in its Charter)
Alan G. Priest, Esq.
Ropes & Gray LLP
One Metro Center
700 12th Street NW, Suite 900
Washington, D.C. 20005
(Name of Person(s) Filing Proxy Statement)
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IMPORTANT SHAREHOLDER INFORMATION
BB&T FUNDS
Stock Funds
BB&T Select Equity Fund
BB&T Mid Cap Value Fund
Sterling Capital Small Cap Value Fund
BB&T International Equity Fund
BB&T Special Opportunities Equity Fund
BB&T Equity Income Fund
BB&T Equity Index Fund
Bond Funds
Taxable Bond Funds
BB&T Short U.S. Government Fund
BB&T Intermediate U.S. Government Fund
BB&T Total Return Bond Fund
Tax-Free Bond Funds
BB&T Kentucky Intermediate Tax-Free Fund
BB&T Maryland Intermediate Tax-Free Fund
BB&T North Carolina Intermediate Tax-Free Fund
BB&T South Carolina Intermediate Tax-Free Fund
BB&T Virginia Intermediate Tax-Free Fund
BB&T West Virginia Intermediate Tax-Free Fund
Money Market Funds
BB&T National Tax-Free Money Market Fund
BB&T Prime Money Market Fund
BB&T U.S. Treasury Money Market Fund
Funds of Funds
BB&T Capital Manager Conservative Growth Fund
BB&T Capital Manager Moderate Growth Fund
BB&T Capital Manager Growth Fund
BB&T Capital Manager Equity Fund
BB&T VARIABLE INSURANCE FUNDS
BB&T Capital Manager Equity VIF
BB&T Select Equity VIF
BB&T Special Opportunities Equity VIF
BB&T Total Return Bond VIF
(each, a “Fund” and, collectively, the “Funds”)
This document contains a proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on an important issue relating to the Funds. If you complete and sign the proxy (or vote by telephone or Internet), we will vote it exactly as you tell us. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Boards of Trustees of the Funds.
We urge you to take the time to read the proxy statement and to provide your instructions by using any of the methods shown on your proxy card. Voting your proxy, and doing so promptly, will help enable the Funds to avoid additional expenses that could be incurred if the Funds are required to make follow-up solicitations because shareholders do not return their proxies in sufficient numbers.
Please take a few moments to exercise your right to vote. Thank you.

Dear Shareholder,
A special meeting (the “Special Meeting”) of shareholders (“Shareholders”) of BB&T Funds and BB&T Variable Insurance Funds (the “Trusts”) has been scheduled for August 27, 2010.
As described in the attached Notice and Proxy Statement, you are being asked to approve an Investment Advisory Agreement between each of the Trusts, on behalf of each series thereof, and Sterling Capital Management LLC (“Sterling”) and Investment Sub-Advisory Agreements between Sterling and each of Scott & Stringfellow, LLC (with respect to BB&T Equity Income Fund, BB&T Special Opportunities Equity Fund, and BB&T Special Opportunities Equity VIF), Artio Global Management LLC (with respect to BB&T International Equity Fund), and Federated Investment Management Company (with respect to BB&T National Tax-Free Money Market Fund and BB&T Prime Money Market Fund).
While you are, of course, welcome to join us at the Special Meeting, most Shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). In order to conduct the Special Meeting, a majority of shares of the Funds must be represented either in person or by proxy.
We urge you to vote your proxy promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the Special Meeting, we need your vote. To have your vote count, you must provide your instructions using any of the methods shown on your proxy card.
We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included a list of some commonly asked questions and the answers to those questions. If you have any additional questions, please call your account administrator, investment representative, or the Trusts directly at 1-800-228-1872.
We look forward to receiving your proxy card so that your shares may be voted at the Special Meeting.

Sincerely,
/s/ E.G. Purcell, III
E.G. Purcell, III
President BB&T Funds BB&T Variable Insurance Funds

PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
(OR VOTE BY TELEPHONE OR THE INTERNET)
YOUR VOTE IS VERY IMPORTANT

BB&T FUNDS
Stock Funds
BB&T Select Equity Fund
BB&T Mid Cap Value Fund
Sterling Capital Small Cap Value Fund
BB&T International Equity Fund
BB&T Special Opportunities Equity Fund
BB&T Equity Income Fund
BB&T Equity Index Fund
Bond Funds
Taxable Bond Funds
BB&T Short U.S. Government Fund
BB&T Intermediate U.S. Government Fund
BB&T Total Return Bond Fund
Tax-Free Bond Funds
BB&T Kentucky Intermediate Tax-Free Fund
BB&T Maryland Intermediate Tax-Free Fund
BB&T North Carolina Intermediate Tax-Free Fund
BB&T South Carolina Intermediate Tax-Free Fund
BB&T Virginia Intermediate Tax-Free Fund
BB&T West Virginia Intermediate Tax-Free Fund
Money Market Funds
BB&T National Tax-Free Money Market Fund
BB&T Prime Money Market Fund
BB&T U.S. Treasury Money Market Fund
Funds of Funds
BB&T Capital Manager Conservative Growth Fund
BB&T Capital Manager Moderate Growth Fund
BB&T Capital Manager Growth Fund
BB&T Capital Manager Equity Fund
BB&T VARIABLE INSURANCE FUNDS
BB&T Capital Manager Equity VIF
BB&T Select Equity VIF
BB&T Special Opportunities Equity VIF
BB&T Total Return Bond VIF
(each, a “Fund” and, collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 27, 2010
Notice is hereby given that a special meeting (the “Special Meeting”) of shareholders (“Shareholders”) of BB&T Funds and BB&T Variable Insurance Funds (each, a “Trust” and, together, the “Trusts”), will be held at 10:00 a.m. Eastern time on August 27, 2010, in the Board Room of BNY Mellon Investment Servicing (US) Inc. at 4400 Computer Drive, Westborough, Massachusetts 01581, for the following purposes:
1.	To approve an Investment Advisory Agreement between each Trust, on behalf of each series thereof, and Sterling Capital Management LLC (“Sterling”);

2.	To approve Investment Sub-Advisory Agreements between Sterling and Scott & Stringfellow, LLC with respect to BB&T Equity Income Fund, BB&T Special Opportunities Equity Fund, and BB&T Special Opportunities Equity VIF;

3.	To approve an Investment Sub-Advisory Agreement between Sterling and Artio Global Management LLC with respect to BB&T International Equity Fund;

4.	To approve an Investment Sub-Advisory Agreement between Sterling and Federated Investment Management Company with respect to BB&T National Tax-Free Money Market Fund and BB&T Prime Money Market Fund; and

5.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
The proposals referred to above are discussed in the proxy statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person. If you wish to attend the Special Meeting in person, please call 1-800-228-1872 for instructions.
Shareholders of record at the close of business on June 25, 2010 are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2010.
You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and related soliciting material without charge by visiting www.proxyvote.com (for BB&T Funds) or www.proxyweb.com (for BB&T Variable Insurance Funds), as indicated on your Voting Instruction Card.

By Order of the Trustees
/s/ E.G. Purcell, III
E.G. Purcell, III
Secretary BB&T Funds BB&T Variable Insurance Funds

July 26, 2010
SHAREHOLDERS ARE REQUESTED TO PROMPTLY VOTE BY TELEPHONE OR THE
INTERNET OR TO EXECUTE AND RETURN IN THE ENCLOSED ENVELOPE THE
ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE TRUSTS’
BOARDS OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE
SPECIAL MEETING.
PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY
SUBMITTING TO THE TRUSTS A WRITTEN NOTICE OF REVOCATION OR A
SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING
AND VOTING IN PERSON.

BB&T FUNDS
Stock Funds
BB&T Select Equity Fund
BB&T Mid Cap Value Fund
Sterling Capital Small Cap Value Fund
BB&T International Equity Fund
BB&T Special Opportunities Equity Fund
BB&T Equity Income Fund
BB&T Equity Index Fund
Bond Funds
Taxable Bond Funds
BB&T Short U.S. Government Fund
BB&T Intermediate U.S. Government Fund
BB&T Total Return Bond Fund
Tax-Free Bond Funds
BB&T Kentucky Intermediate Tax-Free Fund
BB&T Maryland Intermediate Tax-Free Fund
BB&T North Carolina Intermediate Tax-Free Fund
BB&T South Carolina Intermediate Tax-Free Fund
BB&T Virginia Intermediate Tax-Free Fund
BB&T West Virginia Intermediate Tax-Free Fund
Money Market Funds
BB&T National Tax-Free Money Market Fund
BB&T Prime Money Market Fund
BB&T U.S. Treasury Money Market Fund
Funds of Funds
BB&T Capital Manager Conservative Growth Fund
BB&T Capital Manager Moderate Growth Fund
BB&T Capital Manager Growth Fund
BB&T Capital Manager Equity Fund
BB&T VARIABLE INSURANCE FUNDS
BB&T Capital Manager Equity VIF
BB&T Select Equity VIF
BB&T Special Opportunities Equity VIF
BB&T Total Return Bond VIF
(each, a “Fund” and, collectively, the “Funds”)

Q:	WHY HAVE I RECEIVED THIS PROXY STATEMENT?

A.	The Boards of Trustees (the “Trustees”) of BB&T Funds and BB&T Variable Insurance Funds (the “Trusts”) have sent you this Proxy Statement to ask for your vote as a shareholder (“Shareholder”) of one or more of the Funds.

Q:	WHAT IS HAPPENING AND WHY AM I BEING ASKED TO VOTE ON A PROPOSAL TO APPROVE THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS?

A.	BB&T Corporation (“BB&T”) has entered into an agreement whereby it will modify its relationship with Sterling Capital Management LLC (“Sterling”). To implement this new arrangement, the Sterling management group has entered into an agreement with BB&T that will reduce and restructure Sterling management’s interest in Sterling (the “Transaction”). Under the Transaction, management will continue to have a substantial profits interest in Sterling. Following the Transaction, it is expected that BB&T Asset Management, Inc. (“BB&TAM”), a wholly owned subsidiary of BB&T, will merge with and into Sterling (the “Merger” and, together with the Transaction, the “Reorganization”). The Reorganization has been deemed to constitute a change of control of Sterling and BB&TAM.

BB&TAM currently serves as investment adviser to all of the BB&T Funds (except the Sterling Capital Small Cap Value Fund) and BB&T Variable Insurance Funds. Sterling currently serves as investment adviser to the Sterling Capital Small Cap Value Fund and as investment sub-adviser to the BB&T Mid Cap Value Fund, the BB&T Total Return Bond Fund, and the BB&T Total Return Bond VIF. BB&TAM also has entered into investment sub-advisory agreements with each of Artio Global Management LLC (“Artio”), Federated Investment Management Company (“Federated”), and Scott & Stringfellow LLC (“Scott & Stringfellow”) (collectively, the “Sub-Advisers”) to provide sub-advisory services to certain BB&T Funds (such advisory and sub-advisory agreements collectively, the “Existing Agreements”). The Transaction (in the case of the Sterling Capital Small Cap Value Fund, the BB&T Mid Cap Value Fund, the BB&T Total Return Bond Fund, and the BB&T Total Return Bond VIF) and the Merger (in the case of all BB&T Funds except the Sterling Capital Small Cap Value Fund) automatically terminate the Existing Agreements.

On June 23, 2010, the Board of Trustees of BB&T Funds and BB&T Variable Insurance Funds (the “Board”) approved a new investment advisory agreement between each of BB&T Funds and BB&T Variable Insurance Funds, on behalf of each series thereof, and Sterling. The Board also approved new investment sub-advisory agreements between Sterling and each of (i) Artio, with respect to BB&T International Equity Fund; (ii) Federated, with respect to BB&T National Tax-Free Money Market Fund and BB&T Prime Money Market Fund; and (iii) Scott & Stringfellow, with respect to BB&T Equity Income Fund, BB&T Special Opportunities Equity Fund, and BB&T Special Opportunities Equity VIF. The new investment advisory and sub-advisory agreements (collectively, the “Proposed Agreements”) will become effective with respect to a Fund upon (i) the automatic termination of the corresponding Existing Agreement and (ii) approval by shareholders of the Fund. Thus, Shareholders are requested to approve the Proposed Agreements.

The terms of the Proposed Agreements are substantially identical to those of the Existing Agreements and no changes in services or fees have been proposed.

Q.	WILL APPROVAL OF THE PROPOSED ADVISORY AGREEMENTS RESULT IN ANY INCREASE IN ADVISORY OR SUB-ADVISORY FEES?

A.	No. No changes to fees paid under the Existing Agreements have been proposed.

Q.	WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.	In order to conduct the Special Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Funds as of June 25, 2010. In the event that not enough Shareholders return their proxy ballot to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.	HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A.	After careful consideration, the Boards of Trustees, including a majority of Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, recommend that you vote “FOR” adopting the Proposed Agreements. The Trustees also urge you to vote and return all of the proxy ballot cards you receive.

Q.	WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A.	If you have any questions regarding this proxy, please contact your account administrator, investment representative, or the Trusts directly at 1-800-228-1872.
THE INFORMATION PROVIDED IN THIS “Q&A” IS SUPPORTED BY DISCLOSURES
CONTAINED IN THE ACCOMPANYING PROXY STATEMENT

BB&T FUNDS
Stock Funds
BB&T Select Equity Fund
BB&T Mid Cap Value Fund
Sterling Capital Small Cap Value Fund
BB&T International Equity Fund
BB&T Special Opportunities Equity Fund
BB&T Equity Income Fund
BB&T Equity Index Fund
Bond Funds
Taxable Bond Funds
BB&T Short U.S. Government Fund
BB&T Intermediate U.S. Government Fund
BB&T Total Return Bond Fund
Tax-Free Bond Funds
BB&T Kentucky Intermediate Tax-Free Fund
BB&T Maryland Intermediate Tax-Free Fund
BB&T North Carolina Intermediate Tax-Free Fund
BB&T South Carolina Intermediate Tax-Free Fund
BB&T Virginia Intermediate Tax-Free Fund
BB&T West Virginia Intermediate Tax-Free Fund
Money Market Funds
BB&T National Tax-Free Money Market Fund
BB&T Prime Money Market Fund
BB&T U.S. Treasury Money Market Fund
Funds of Funds
BB&T Capital Manager Conservative Growth Fund
BB&T Capital Manager Moderate Growth Fund
BB&T Capital Manager Growth Fund
BB&T Capital Manager Equity Fund
BB&T VARIABLE INSURANCE FUNDS
BB&T Capital Manager Equity VIF
BB&T Select Equity VIF
BB&T Special Opportunities Equity VIF
BB&T Total Return Bond VIF
(each, a “Fund” and, collectively, the “Funds”)

PROXY STATEMENT
434 FAYETTEVILLE STREET MALL, FIFTH FLOOR
RALEIGH, NORTH CAROLINA 27601
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2010
INTRODUCTION
     The enclosed proxy is solicited on behalf of the Boards of Trustees (the “Trustees” or the “Boards”) of BB&T Funds and BB&T Variable Insurance Funds (each, a “Trust” and, together, the “Trusts”). The proxy is revocable at any time before it is voted by sending written notice of revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on August 27, 2010 at a special meeting of shareholders of the Trusts at 10:00 a.m. Eastern time in the Board Room of BNY Mellon Investment Servicing (US) Inc. at 4400 Computer Drive, Westborough, Massachusetts 01581 (such meeting and any adjournment thereof is referred to herein as the “Special Meeting”).
     As more fully described below, it is proposed that Sterling Capital Management LLC (“Sterling” or the “Adviser”) continue to serve as the investment adviser to the Sterling Capital Small Cap Value Fund (the “Sterling Fund”) and begin serving as the investment adviser to all of the other Funds following the automatic termination by virtue of statutory assignment of (i) the existing Investment Advisory Agreement between the Sterling Fund and Sterling, (ii) the existing Investment Advisory Agreement between each of the Trusts, on behalf of each series thereof (except the Sterling Fund), and BB&T Asset Management, Inc. (“BB&TAM”) (the “Existing Advisory Agreements”). It is also proposed that Scott & Stringfellow, LLC (“Scott & Stringfellow”), Artio Global Management LLC (“Artio”), and Federated Investment Management Company (“Federated”) (collectively, the “Sub-Advisers”) continue to serve as sub-advisers to certain Funds (further described below) following the automatic termination by virtue of statutory assignment of the existing Sub-Advisory Agreements between BB&TAM and each of the Sub-Advisers (the “Existing Sub-Advisory Agreements” and, together with the Existing Advisory Agreements, the “Existing Agreements”) relating to such Funds.
     Only shareholders of record at the close of business on June 25, 2010 (“Shareholders”) will be entitled to vote at the Special Meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. Shares represented by your duly represented proxy will be voted in accordance with your instructions. In the event that a Shareholder signs and returns the proxy ballot, but does not indicate a choice, the persons named as proxies will vote those shares in favor of such proposal(s).
     On or about July 26, 2010 this proxy statement and the enclosed proxy card are being mailed to Shareholders.

PURPOSE OF THE SPECIAL MEETING
     This Special Meeting is being called for the following purposes: (1) to approve proposed Advisory Agreements between each of the Trusts, with respect to each series thereof, and Sterling (the “Proposed Advisory Agreements”); (2) to approve proposed Sub-Advisory Agreements between Sterling and Scott & Stringfellow with respect to BB&T Equity Income Fund, BB&T Special Opportunities Equity Fund, and BB&T Special Opportunities Equity VIF; (3) to approve a proposed Sub-Advisory Agreement between Sterling and Artio with respect to BB&T International Equity Fund; (4) to approve a proposed Sub-Advisory Agreement between Sterling and Federated with respect to BB&T National Tax-Free Money Market Fund and BB&T Prime Money Market Fund (the “Federated Sub-Advisory Agreement”) (collectively, the “Proposed Sub-Advisory Agreements” and, together with the Proposed Advisory Agreements, the “Proposed Agreements”); and (5) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.
The following table identifies each proposal that will be considered at the Special Meeting and indicates the Funds whose shareholders are being solicited to approve the proposal.

	Proposal	Funds Affected

1.	Approve a Proposed Advisory Agreement between BB&T Funds and Sterling	All BB&T Funds

2.	Approve a Proposed Advisory Agreement between BB&T Variable Insurance Funds and Sterling	All BB&T Variable Insurance Funds

3.	Approve Proposed Sub-Advisory Agreements between Sterling and Scott & Stringfellow	BB&T Equity Income Fund BB&T Special Opportunities Equity Fund BB&T Special Opportunities Equity VIF

4.	Approve a Proposed Sub-Advisory Agreement between Sterling and Artio	BB&T International Equity Fund

5.	Approve a Proposed Sub-Advisory Agreement between Sterling and Federated	BB&T National Tax-Free Money Market Fund BB&T Prime Money Market Fund
     On June 23, 2010, the Trustees, including a majority of Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously voted to approve the Proposed Agreements. The Trustees recommend that Shareholders approve the Proposed Agreements.

SUMMARY OF THE TRANSACTION
     Sterling, located at Two Morrocroft Centre, 4064 Colony Road, Charlotte, NC 28211, is a registered investment adviser and a subsidiary of BB&T Corporation (“BB&T”). BB&TAM, also a registered investment adviser, located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC 27601, is a wholly owned subsidiary of BB&T. Sterling currently serves as the investment adviser to the Sterling Fund and as the sub-adviser to BB&T Mid Cap Value Fund, BB&T Total Return Bond Fund, and BB&T Total Return Bond VIF. BB&TAM is the investment adviser to all of the Funds except the Sterling Fund. Scott & Stringfellow currently serves as investment sub-adviser to BB&T Equity Income Fund, BB&T Special Opportunities Equity Fund, and BB&T Special Opportunities Equity VIF. Artio currently serves as investment sub-adviser to BB&T International Equity Fund. Federated currently serves as investment sub-adviser to BB&T National Tax-Free Money Market Fund and BB&T Prime Money Market Fund (BB&T Equity Income Fund, BB&T Special Opportunities Equity Fund, BB&T International Equity Fund, BB&T National Tax-Free Money Market Fund, BB&T Prime Money Market Fund and BB&T Special Opportunities Equity VIF are collectively referred to herein as the “Sub-Advised Funds”).
     BB&T has entered into an agreement whereby it will modify its relationship with Sterling. To implement this new arrangement, the Sterling management group has entered into an agreement with BB&T that will reduce and restructure Sterling management’s interest in Sterling (the “Transaction”). Under the Transaction, management will continue to have a substantial profits interest in Sterling. Following the Transaction, it is expected that BB&TAM will merge with and into Sterling (the “Merger” and, together with the Transaction, the “Reorganization”). The Reorganization has been deemed to constitute a change of control of Sterling and BB&TAM.
     As a result, the Transaction automatically terminates (1) the Existing Advisory Agreement between the Sterling Fund and Sterling and (2) the Existing Sub-Advisory Agreements between BB&TAM and Sterling. The Merger automatically terminates (1) the Existing Advisory Agreements between the Funds (except the Sterling Fund) and BB&TAM; (2) the Existing Sub-Advisory Agreements between BB&TAM and Scott & Stringfellow; (3) the Existing Sub-Advisory Agreement between BB&TAM and Artio; and (4) the Existing Sub-Advisory Agreement between BB&TAM and Federated.
     Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of such registered investment company. Therefore, in order for Sterling and the Sub-Advisers to serve as investment adviser or sub-investment adviser after the Transaction, Shareholders must approve the Proposed Agreements. The Transaction is not expected to result in any changes in the personnel managing the Funds, the way in which the Funds’ portfolios are managed, the Funds’ investment operations, or the fees paid by the Funds in connection with such investment advisory and sub-advisory services.

EVALUATION BY THE BOARD
     On June 23, 2010, the Trustees, including the Independent Trustees, discussed and evaluated the Proposed Agreements, taking into consideration the Reorganization and its possible effect on the Funds. Representatives of Sterling and BB&TAM were present to answer questions from the Trustees. In evaluating the Proposed Agreements, the Trustees reviewed materials furnished by Sterling relating to the Transaction. Representatives of Sterling discussed with the Trustees Sterling’s management philosophy and methods of operation insofar as they relate to the Funds and indicated their belief that, as a consequence of the Reorganization, the services provided to the Funds would be consistent in all material respects with current services and in no respect diminished. Representatives also indicated that the terms of the Proposed Agreements would be substantially unchanged, as would the personnel providing services to the Funds and the manner in which the Funds are managed. After this meeting, the Independent Trustees met and conferred among themselves and with counsel concerning the Reorganization. In determining that the approval of the Proposed Agreements is in the best interests of the Funds’ Shareholders, the Trustees addressed a number of factors and reached the following conclusions, none of which was, in and of itself, outcome determination:
Portfolio Management Continuity — The degree of continuity regarding advisory services to be provided to the Funds upon completion of the Reorganization would be very high since they are expected to be performed by the same personnel who are currently providing such services. In addition, the investment objectives and principal investment strategies of the Funds are expected to remain the same.
The Nature, Extent and Quality of the Services to be Provided — Given the continuity specified in the previous item, as well as the substantially unchanged contractual terms, the nature and extent of services was considered to be unchanged and consistent with industry norms. The quality of services was considered likely to improve given the increased resources and combined personnel of Sterling and BB&TAM following the reorganization.
Investment Performance — Given the continuity specified in the previous item, the ongoing oversight of performance by the Board at its regular meetings, and the upcoming annual contract review scheduled for August of 2010, the Board did not request additional material in considering the matters that are subject to this proxy. The Trustees concluded that performance in no instances suggested that the contracts not be approved and was in many cases very satisfactory.
The Cost of Services and Products to be Realized by the Adviser and its Affiliates — The Trustees noted that there would be no increases in fees paid by the Funds under the Proposed Agreements and that current fees had been determined to be fair and reasonable when reviewed by the Board at its August 2009 annual contract review.
The Extent of Economies of Scale and Whether Fee Levels Would Benefit Shareholders — The Trustees noted that no fees paid by the Funds would be increased by the Proposed

Agreements and that no increase in assets would be effected by the Reorganization. This being the case, and given that the overall assets of individual Funds either had not (1) materially increased since the August 2009 contract review by the Board or (2) reached a level at which breakpoints in the Funds’ advisory fees would be appropriate, the Trustees concluded that fee arrangements regarding economies of scale were fair and reasonable.
     After considering these factors, the Trustees concluded that the Proposed Agreements would be beneficial to the Funds and to their Shareholders.
DESCRIPTION OF THE PROPOSED ADVISORY AND SUB-ADVISORY
AGREEMENTS
     On June 23, 2010, the Trustees, including the Independent Trustees, unanimously approved on behalf of the Funds the Proposed Advisory Agreements between the Trusts and Sterling and approved the Proposed Sub-Advisory Agreements on behalf of the Sub-Advised Funds between Sterling and each respective Sub-Adviser. Copies of the forms of Proposed Agreements are included as Exhibit A to this proxy statement. The terms of each Proposed Agreement are substantially identical to those of its respective Existing Agreement. Under the Proposed Agreements, Sterling would act as adviser to the Funds, and the Sub-Advisers would continue to act as sub-advisers to their respective Sub-Advised Funds, with regard to selecting the Funds’ and Sub-Advised Funds’ investments and placing all orders for purchases and sales of the Funds’ and Sub-Advised Funds’ securities. The Adviser’s and Sub-Advisers’ investment decisions and trading activities would be subject to the direction and supervision of the Trustees and to any written guidelines adopted by the Trustees and furnished to the Adviser or Sub-Advisers, and would be in accordance with their respective Funds’ written investment objectives and restrictions, as set forth in each Fund’s then-current prospectus and statement of additional information (“SAI”). The Sub-Advisers’ investment decisions would also be subject to the direction and supervision of Sterling and any written guidelines adopted by Sterling and furnished to the Sub-Advisers.
     Under the Proposed Agreements, if approved, Sterling will provide investment advisory services to the Funds. Sterling will discharge this responsibility in part through retention of sub-advisers, at Sterling’s sole expense, to provide investment sub-advisory services to the Funds. Sterling must oversee the activities of any such sub-adviser and will be responsible for setting any policies it deems appropriate for each sub-adviser’s activities, subject to the direction of the Trustees. Shareholders of each Sub-Advised Fund will receive the benefits of Sterling’s supervision of the investment program of the Sub-Advised Fund and, under the proposed arrangement, will receive the additional benefit of the Sub-Adviser’s investment sub-advisory services.
     If Shareholder approval is obtained, the Proposed Agreements will become effective with respect to a Fund upon (1) the completion of the Transaction or the Merger, as applicable, and (2) approval by Shareholders of the Fund. The Proposed Agreements will continue until October 31, 2011 (except that the Federated Sub-Advisory Agreement will continue until September 30, 2011) and thereafter, if not terminated, for successive twelve-month periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Boards who are not parties to the Proposed Agreements or interested persons of the Trusts or any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or by vote of a majority of the outstanding voting securities of each Fund. The Proposed Advisory Agreements may be terminated with respect to a particular Fund at any time on 60 days’ written notice, without the payment of any penalty, by a Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Adviser. The Proposed Sub-Advisory Agreements may be terminated with respect to a particular Sub-Advised Fund (i) by the Trust of which a particular Sub-Advised Fund is a series at any time without the payment of any penalty by vote of the Trust’s Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of the Sub-Advised Fund, (iii) by the Adviser on 60 days written notice to the Sub-Adviser or (iv) by the Sub-Adviser on 60 days written notice to the Adviser. The Federated Sub-Advisory Agreement may be terminated by Sterling or Federated on not more than 60 days’ nor less than 30 days’ written notice to the other party. Each Proposed Agreement also immediately terminates in the event of its assignment, as that term is defined in the 1940 Act, and, in the case of the Federated Sub-Advisory Agreement, upon the termination of the Proposed Advisory Agreement (as defined above).
     Under the Proposed Agreements, subject to the supervision of the Trusts and, in the case of the Sub-Advisers, the Adviser, and in accordance with each Fund’s investment objectives, policies and restrictions as set forth in each Fund’s then-current prospectus and SAI, the Adviser and Sub-Advisers would supervise the day-to-day operations of their respective Funds and perform the following services:
(i)	provide investment research and credit analysis concerning the Funds’ investments;

(ii)	conduct a continual program of investment of the Funds’ assets;

(iii)	place orders for all purchases and sales of the investments made for the Funds;

(iv)	maintain the books and records required in connection with their duties under the Proposed Agreements and furnish the Boards with such periodic and special reports as the Boards may reasonably request; and

(v)	with respect to the Sub-Advisers, keep the Adviser informed of developments materially affecting the Sub-Advised Funds.
     In consideration for the services provided and expenses assumed under the Proposed Agreements, the Funds have agreed to pay Sterling, and Sterling has agreed to pay each Sub-Adviser, (i) the fee set forth in the tables below or (ii) such fee as may from time to time be agreed upon in writing by the applicable Trust and Sterling and between Sterling and the particular Sub-Adviser.

Advisory Fees:

Fund	Contractual Fee
BB&T Funds
BB&T Select Equity Fund	0.74	%(1)
BB&T Mid Cap Value Fund	0.74	%(1)
Sterling Capital Small Cap Value Fund	0.90	%(1)
BB&T International Equity Fund	1.00	%(1)
BB&T Special Opportunities Equity Fund	0.80%
BB&T Equity Income Fund	0.70%
BB&T Equity Index Fund	0.50%
BB&T Short U.S. Government Fund	0.60	%(1)
BB&T Intermediate U.S. Government Fund	0.60	%(1)
BB&T Total Return Bond Fund	0.60	%(1)
BB&T Kentucky Intermediate Tax Free Fund	0.60	%(1)
BB&T Maryland Intermediate Tax-Free Fund	0.60	%(1)
BB&T North Carolina Intermediate Tax-Free Fund	0.60	%(1)
BB&T South Carolina Intermediate Tax-Free Fund	0.60	%(1)
BB&T Virginia Intermediate Tax-Free Fund	0.60	%(1)
BB&T West Virginia Intermediate Tax-Free Fund	0.45%
BB&T National Tax-Free Money Market Fund	0.25	%(2)
BB&T Prime Money Market Fund	0.40	%(2)
BB&T U.S. Treasury Money Market Fund	0.40	%(2)
BB&T Capital Manager Conservative Growth Fund	0.25	%(1)
BB&T Capital Manager Moderate Growth Fund	0.25	%(1)
BB&T Capital Manager Growth Fund	0.25	%(1)
BB&T Capital Manager Equity Fund	0.25	%(1)

BB&T Variable Insurance Funds
BB&T Capital Manager Equity VIF	0.25	%(3)
BB&T Select Equity VIF	0.74	%(3)
BB&T Special Opportunities Equity VIF	0.80%
BB&T Total Return Bond VIF	0.60	%(3)

(1)	For the period February 1, 2010 through January 31, 2011, Sterling (with respect to the Sterling Capital Small Cap Value Fund) and BB&TAM (with respect to all of the other Funds) has contractually agreed to limit the management fees paid by the Funds listed below as follows. It is expected that these contractual limitations will be continued following the Reorganization.

Select Equity Fund, 0.60%; Mid Cap Value Fund, 0.70%; Sterling Capital Small Cap Value Fund, 0.80%; International Equity Fund, 0.85%; Short U.S. Government Fund, 0.45%; Intermediate U.S. Government Fund, 0.48%; Total Return Bond Fund, 0.48%; Kentucky Intermediate Tax-Free Fund, 0.40%; Maryland Intermediate Tax-Free Fund, 0.40%; North Carolina Intermediate Tax-Free Fund, 0.45%; South Carolina Intermediate Tax-Free Fund, 0.45%; Virginia Intermediate Tax-Free Fund, 0.45%; Capital Manager Conservative Growth Fund, 0.00%; Capital Manager Moderate Growth Fund, 0.00%; Capital Manager Growth Fund, 0.00%; and Capital Manager Equity Fund, 0.00%.

(2)	BB&TAM has contractually agreed to limit the advisory fees paid by each Fund to 0.20%, 0.28%, and 0.26% for the National Tax-Free Money Market Fund, the Prime Money Market Fund, and the U.S. Treasury Money Market Fund (the “Advisory Fee Limits”), respectively, for the period from March 1, 2009 through February 29, 2012. From March 1, 2010 through February 29, 2012 the Adviser may recoup from each Fund all or a portion of the advisory fees that it voluntarily waives beyond the respective Advisory Fee Limit during the period from March 1, 2009 through February 29, 2012 (the “Recoupment Amount”), subject to certain limitations. The Adviser may not recoup any amount from a Fund if the Recoupment Amount plus the Advisory Fee Limit would exceed each Fund’s respective Management Fee noted above. It is expected that these contractual limitations and recoupment will be continued following the Reorganization.

(3)	The Adviser currently limits its management fees to 0.00%, 0.50%, and 0.50% for the Capital Manager Equity VIF, Select Equity VIF, and Total Return Bond Fund VIF, respectively. Any fee waiver or expense reimbursement is voluntary and may be discontinued at any time.

Sub-Advisory Fees:

Fund	Asset Range	Contractual Fee
Scott & Stringfellow
BB&T Equity Income Fund	All assets	0.42%
BB&T Special Opportunities Equity Fund	All assets	0.48%
BB&T Special Opportunities Equity VIF	All assets	0.40%

Artio
BB&T International Equity Fund	The first $20 million	0.80%
	The next $20 million	0.60%
	The next $60 million	0.50%
	Over $100 million	0.40%

Federated
BB&T National Tax-Free Money Market Fund	The first $500 million	0.10%
	Over $500 million	0.08%
BB&T Prime Money Market Fund	All assets	0.07%
     Under the Proposed Agreements (except the Federated Sub-Advisory Agreement), the Adviser and the Sub-Advisers are not liable for any error of judgment, mistake of law or for any loss suffered by the Funds or, in the case of the Sub-Advisers, any loss suffered by the Adviser or the Trusts in connection with the performance of the Proposed Agreements, except that the Adviser is liable to the Funds and the Sub-Advisers are liable to the Adviser for a loss resulting from (i) the Adviser’s or Sub-Advisers’ breach of fiduciary duty under the 1940 Act with respect to the receipt of compensation for services or (ii) the Adviser’s or Sub-Advisers’ willful misfeasance, bad faith or gross negligence in the performance of its duties or the Adviser’s or the Sub-Adviser’s reckless disregard of its obligations and duties under the each Adviser’s or Sub-Adviser’s respective Proposed Agreement. Under the Federated Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of Federated, or of reckless disregard by Federated of its obligations and duties, Federated is not subject to any liability to the Adviser or the relevant Funds, any shareholder of the Funds, or to any person, firm or organization.
     The Trustees unanimously recommend that Shareholders vote to approve the Proposed Agreements. Approval by Shareholders of the Proposed Agreements will result in no change to the contractual rate of the advisory fees paid by the Funds.
     In the event that holders of a majority of the outstanding shares of the Funds vote in the negative with respect to the Proposed Agreements, the Trustees will consider such further action as they may determine to be in the best interests of the Funds’ Shareholders.
     Please see the Funds’ current prospectuses and SAIs for complete information on the Funds’ current investment strategies, techniques and restrictions.

DESCRIPTION OF THE INTERIM ADVISORY AND SUB-ADVISORY AGREEMENTS
     As permitted under the 1940 Act, if shareholder approval of the Proposed Agreements has not been obtained following the Reorganization, Sterling will provide investment advisory services to the Funds under Interim Investment Advisory Agreements with the Trusts, with respect to each series thereof, and the Sub-Advisers will continue providing investment sub-advisory services to the Sub-Advised Funds under Interim Sub-Advisory Agreements with Sterling. In addition, if shareholder approval of the Proposed Agreements has not been obtained and the Transaction has occurred but the Merger has not occurred, Sterling will provide investment sub-advisory services to BB&T Mid Cap Value Fund, BB&T Total Return Bond Fund, and BB&T Total Return Bond VIF under an Interim Sub-Advisory Agreement with BB&TAM (the Interim Advisory Agreement and Interim Sub-Advisory Agreements are collectively referred to herein as the “Interim Agreements”). Sterling and the Sub-Advisers will continue to provide such services until Shareholder approval of the Proposed Agreements is obtained, or, absent such approval, for no longer than 150 days from the date on which each Interim Agreement becomes effective.
     The Interim Advisory Agreements may be terminated with respect to each Fund on 60 days written notice by (i) a Trust at any time without the payment of any penalty by vote of the respective Boards or by vote of a majority of the outstanding voting securities of the relevant Fund, or (ii) by the applicable investment adviser. The Interim Sub-Advisory Agreements may be terminated with respect to each Sub-Advised Fund (i) by a Trust at any time without the payment of any penalty by vote of the Board, (ii) by vote of a majority of the outstanding voting securities of a Sub-Advised Fund, (iii) by the applicable investment adviser on 60 days’ written notice to the Sub-Adviser or (iv) by a Sub-Adviser on 60 days written notice to the applicable investment adviser. The Interim Sub-Advisory Agreement with Federated may be terminated by Sterling or Federated on not more than 60 days’ nor less than 30 days’ written notice to the other party. In addition, each Interim Agreement immediately terminates (i) in the event of its assignment, (ii) upon effectiveness of a Proposed Agreement with respect to a Fund, (iii) on the expiration of 150 days from the date on which the Interim Agreement becomes effective, or (iv) with respect to the Interim Sub-Advisory Agreement with Federated, upon termination of Sterling’s Advisory Agreement with a Fund.
     The Interim Investment Advisory Agreements between Sterling and the Trusts, the Interim Sub-Advisory Agreements between Sterling and BB&TAM relating to the BB&T Mid Cap Value Fund, BB&T Total Return Bond Fund, and BB&T Total Return Bond VIF, and the Interim Sub-Advisory Agreements between Scott & Stringfellow and Sterling relating to the BB&T Equity Income Fund, BB&T Special Opportunities Equity Fund, and BB&T Special Opportunities Equity VIF (each, an “Affiliated Interim Agreement”) each also provide that (a) such Affiliated Interim Agreement is terminable with respect to a Fund at any time, without penalty, by the Board or by a majority of the Fund’s outstanding voting securities on 10 calendar days written notice to Sterling or Scott & Stringfellow, respectively, and (b) the compensation to be earned under such Affiliated Interim Agreement will be held in an interest-bearing escrow account with the Fund’s custodian or a bank and, (i) if a majority of the Fund’s outstanding voting securities approve the Affiliated Interim Agreement by the end of the 150-day interim period, any amount in the escrow account (including interest earned) with respect to the approving Fund will be paid to Sterling or Scott & Stringfellow, respectively, and (ii) if a majority of a Fund’s outstanding voting securities do not approve the Affiliated Interim Agreement by the end of such 150-day period, Sterling or Scott & Stringfellow, respectively, will be paid, out of the escrow account, the lesser of (x) any costs incurred in performing the Affiliated Interim Agreement with respect to the non-approving Fund (plus interest earned on that amount while in escrow) or (y) the total amount in the escrow account with respect to the non-approving Fund (plus interest earned).
     The terms of the Interim Agreements are substantially identical to those of the Proposed Agreements. The tables presented above also reflect the advisory and sub-advisory fees that would be paid under the Interim Agreements.
DESCRIPTION OF THE EXISTING INVESTMENT ADVISORY AGREEMENTS
     At the present time, Sterling serves as investment adviser to the Sterling Fund pursuant to an investment advisory agreement dated July 1, 2006, as amended and restated August 28, 2007, and BB&TAM serves as investment adviser to all other Funds pursuant to an investment advisory agreement dated February 1, 2001, as amended and restated May 23, 2003. The Existing Advisory Agreements between BB&TAM and the Funds and between Sterling and the Sterling Capital Small Cap Value Fund were last submitted to a vote of shareholders on the dates listed below.1

Date of Last Approval by Shareholders of Existing
Fund	Advisory Agreement
BB&T Funds
BB&T Select Equity Fund	February 14, 1995
BB&T Mid Cap Value Fund	August 1, 1996
Sterling Capital Small Cap Value Fund	June 15, 2005
BB&T International Equity Fund	January 2, 1997
BB&T Special Opportunities Equity Fund	June 2, 2003
BB&T Equity Income Fund	June 30, 2004
BB&T Equity Index Fund	September 01, 2000
BB&T Short U.S. Government Fund	February 14, 1995
BB&T Intermediate U.S. Government Fund	February 14, 1995
BB&T Total Return Bond Fund	December 2, 1999
BB&T Kentucky Intermediate Tax Free Fund	February 24, 2003
BB&T Maryland Intermediate Tax-Free Fund	February 24, 2003
BB&T North Carolina Intermediate Tax-Free Fund	February 14, 1995
BB&T South Carolina Intermediate Tax-Free Fund	October 20, 1997
BB&T Virginia Intermediate Tax-Free Fund	May 17, 1999

[1]	In 2000, Branch Banking and Trust Company (the “Bank”), the former investment adviser, reorganized its investment advisory division as BB&T Asset Management, a separate, wholly owned subsidiary of the Bank. Management and investment advisory personnel of the Bank that provided investment management services to BB&T Funds continued to do so as the personnel of BB&T Asset Management. As a result, the reorganization was deemed not to be an “assignment” of the investment advisory contract for purposes of the 1940 Act and, therefore, a shareholder vote was not required.

Date of Last Approval by Shareholders of Existing
Fund	Advisory Agreement
BB&T West Virginia Intermediate Tax-Free Fund	May 17, 1999
BB&T National Tax-Free Money Market Fund	August 1, 2006
BB&T Prime Money Market Fund	October 1, 1997
BB&T U.S. Treasury Money Market Fund	February 14, 1995
BB&T Capital Manager Conservative Growth Fund	January 29, 1998
BB&T Capital Manager Moderate Growth Fund	January 29, 1998
BB&T Capital Manager Growth Fund	January 29, 1998
BB&T Capital Manager Equity Fund	March 19, 2001

BB&T Variable Insurance Funds
BB&T Capital Manager Equity VIF	April 15, 2005
BB&T Select Equity VIF	April 15, 2005
BB&T Special Opportunities Equity VIF	April 15, 2005
BB&T Total Return Bond VIF	April 15, 2005
     Each Existing Advisory Agreement will continue in effect with respect to its respective Funds for successive periods of twelve months each ending on September 30 (with respect to BB&TAM) or October 31 (with respect to Sterling), provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Boards who are not parties to the Existing Advisory Agreements or interested persons of any party to the Existing Advisory Agreements, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Boards or by the vote of a majority of the outstanding voting securities of the Funds. The Boards most recently voted to renew the Existing Advisory Agreements on August 25, 2009. The Existing Advisory Agreements may be terminated with respect to a Fund at any time on 60 days’ written notice without penalty by a Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the applicable investment adviser. Each Existing Advisory Agreement terminates automatically in the event of its assignment, as that term is defined in the 1940 Act.
     Under the Existing Advisory Agreements, BB&TAM and Sterling provide or cause to be provided a continuous investment program for their respective Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. BB&TAM and Sterling continuously review, supervise and administer their respective Funds’ investment programs. BB&TAM has, subject to the approvals required under the 1940 Act and at its expense, employed sub-investment advisers to assist in the performance of its duties under BB&TAM’s Existing Advisory Agreement. The terms of the Existing Agreements are substantially identical to those of the Proposed Agreements.

     The table below provides details on the aggregate amount of advisory fees each Fund paid to BB&TAM or Sterling, with respect to the Sterling Fund, and how much of those fees were waived by BB&TAM or Sterling during the previous fiscal year.

Fund	Amount Paid	Amount Waived
BB&T Funds (fiscal year ended September 30, 2009)
BB&T Select Equity Fund	$1,518,526	$287,289
BB&T Mid Cap Value Fund	$1,116,659	$79,893
BB&T Mid Cap Growth Fund(1)	$806,501	$49,235
Sterling Capital Small Cap Value Fund(2)	$146,349	$60,037
BB&T Small Cap Fund(3)	$291,258	$68,648
BB&T International Equity Fund	$774,882	$116,232
BB&T Special Opportunities Equity Fund	$2,880,855	$52,039
BB&T Equity Income Fund	$1,867,605	$59,867
BB&T Equity Index Fund(4)	$0	$0
BB&T Short U.S. Government Fund	$285,250	$71,313
BB&T Intermediate U.S. Government Fund	$908,058	$181,611
BB&T Total Return Bond Fund	$2,284,717	$456,943
BB&T Kentucky Intermediate Tax Free Fund	$104,684	$34,895
BB&T Maryland Intermediate Tax-Free Fund	$119,262	$45,382
BB&T North Carolina Intermediate Tax-Free Fund	$818,516	$204,629
BB&T South Carolina Intermediate Tax-Free Fund	$134,188	$33,547
BB&T Virginia Intermediate Tax-Free Fund	$501,303	$125,326
BB&T West Virginia Intermediate Tax-Free Fund	$332,069	$0
BB&T National Tax-Free Money Market Fund	$547,914	$109,583
BB&T Prime Money Market Fund	$5,557,012	$1,694,018
BB&T U.S. Treasury Money Market Fund	$3,593,307	$3,034,708
BB&T Capital Manager Conservative Growth Fund	$55,192	$55,192
BB&T Capital Manager Moderate Growth Fund	$98,345	$98,345
BB&T Capital Manager Growth Fund	$72,590	$72,590
BB&T Capital Manager Equity Fund	$28,382	$28,382

BB&T Variable Insurance Funds (fiscal year ended December 31, 2009)
BB&T Capital Manager Equity VIF	$18,848	$18,848
BB&T Mid Cap Growth VIF(5)	$83,801	$41,130
BB&T Select Equity VIF	$231,501	$75,081
BB&T Special Opportunities Equity VIF	$256,525	$8,352
BB&T Total Return Bond VIF	$132,859	$65,995

(1)	On February 1, 2010, the Mid Cap Growth Fund merged with and into the Mid Cap Value Fund.

(2)	Sterling advises the Sterling Fund; therefore, these fees and waivers reflect the amount of investment advisory fees that the Sterling Fund paid Sterling and the amount of those fees that Sterling waived.

(3)	On February 1, 2010, the Small Cap Fund merged with and into the Sterling Capital Small Cap Value Fund.

(4)	This Fund’s fiscal year ended December 31, 2009. The Fund pays no advisory fee to BB&TAM for periods in which all of the Fund’s assets are invested in the S&P 500® Stock Master Portfolio, a series of Master Investment Portfolio.

(5)	Mid Cap Growth VIF was liquidated in February 2010.

DESCRIPTION OF THE EXISTING SUB-ADVISORY AGREEMENTS
     The Sub-Advisers currently serve as investment sub-advisers to the Sub-Advised Funds pursuant to the Existing Sub-Advisory Agreements. In addition, Sterling currently serves as investment sub-adviser to BB&T Mid Cap Value Fund, BB&T Total Return Bond Fund, and BB&T Total Return Bond VIF pursuant to Existing Sub-Advisory Agreements. No Proposed Sub-Advisory Agreement with Sterling is necessary after the Transaction as Sterling will serve as investment adviser to each of these Funds under the Proposed Advisory Agreements with the Trusts. The terms of the Existing Sub-Advisory Agreements, including fees paid thereunder, are substantially identical to the terms of the Proposed Sub-Advisory Agreements, as described above. The Existing Sub-Advisory Agreements between Sterling and the Sub-Advisers were last submitted to a vote of shareholders the dates listed below.

Date of Last Approval
by Shareholders of
Existing Sub-Advisory
Fund	Agreement
Sterling
BB&T Mid Cap Value Fund	July 8, 2005
BB&T Total Return Bond Fund	July 8, 2005
BB&T Total Return Bond VIF	July 8, 2005

Scott & Stringfellow
BB&T Equity Income Fund	June 30, 2004
BB&T Special Opportunities Equity Fund	June 2, 2003
BB&T Special Opportunities Equity VIF	April 15, 2005

Artio
BB&T International Equity Fund	June 11, 2008

Federated
BB&T National Tax-Free Money Market Fund	August 1, 2006
BB&T Prime Money Market Fund	June 28, 2000
     In the case of Funds for which BB&TAM has retained a Sub-Adviser, BB&TAM (and not the Fund) pays a portion of the advisory fees it receives to the sub-adviser in return for its services. The table below provides details on the aggregate amount of sub-advisory fees BB&TAM paid to Sterling and each Sub-Adviser for sub-advisory services during the fiscal year ended September 30, 2009.

Amount Paid by
Fund	BB&TAM
Sterling
BB&T Mid Cap Value Fund	$637,284
BB&T Total Return Bond Fund	$953,272
BB&T Total Return Bond VIF(1)	$35,464

Scott & Stringfellow
BB&T Equity Income Fund	$1,124,899
BB&T Special Opportunities Equity Fund	$1,734,778
BB&T Special Opportunities Equity VIF(1)	$128,712

Artio
BB&T International Equity Fund	$467,406

Federated
BB&T National Tax-Free Money Market Fund	$219,166
BB&T Prime Money Market Fund	$972,477

(1)	Fiscal year ended December 31, 2009.
THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE
FOR THE PROPOSED AGREEMENTS.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING
Quorum, Adjournment and Methods of Tabulation. Pursuant to the Amended and Restated Bylaws of the Trusts, a majority of the aggregate number of shares of the Funds entitled to vote constitutes a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Special Meeting. Under the 1940 Act, the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.
If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.
Required Vote. Approval of the Proposed Agreements requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of the Funds present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Funds.
No Annual Meetings; Shareholder Proposals. The Trusts’ Amended and Restated Agreement and Declarations of Trust do not provide for annual meetings of shareholders, and no such meetings are planned for 2010. The Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trusts’ proxy statements for any subsequent meeting must be received by the Trusts a reasonable period of time prior to any such meeting.
Other Business. While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Special Meeting.

Revocation of Proxies. Proxies may be revoked at any time before they are voted by (i) a written revocation received by the Trusts, (ii) properly executing a later-dated proxy, or (iii) attending the Special Meeting and voting in person.
Financial Information. Copies of (i) the Annual Report for BB&T Funds (except the BB&T Equity Index Fund) dated September 30, 2009, (ii) the Annual Report for BB&T Equity Index Fund dated December 31, 2009, and (iii) the Annual Report for BB&T Variable Insurance Funds dated December 31, 2009, and (v) Semi-Annual Reports for BB&T Funds and BB&T Variable Insurance Funds for any subsequent semi-annual period, are available upon request and may be obtained without charge by writing to BB&T Funds or BB&T Variable Insurance Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762 or by calling 1-800-228-1872. Upon request, the Trusts will furnish, without charge, to any of their shareholders, copies of the Trusts’ Annual Reports for their most recent fiscal year, and copies of their Semi-Annual Reports for any subsequent semi-annual period, if available.
Householding. In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of the Proxy Statement, a Fund’s prospectus, and each shareholder report, as applicable, for each account to those addresses shared by two or more accounts. This process is commonly known as “householding.” If you wish to receive individual copies of these documents, please call 1-800-228-1872, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies to you within 30 days of our receipt of your request to discontinue householding.
The Fund will deliver promptly upon written or oral request a separate copy of the Proxy Statement, a Fund’s Prospectus, and each shareholder report, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered.
Other Information. Please refer to Exhibits B and C for information about shares outstanding in the classes offered by the Funds and a list of beneficial owners known by the Trusts to own beneficially 5% or more of the outstanding shares of any class of the Funds as of June 25, 2010, respectively.
The costs of solicitation of proxies will be borne by BB&TAM. BB&TAM has engaged Broadridge to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $65,000. In addition to soliciting proxies by mail, Broadridge, the Trustees and employees of the Trusts may solicit proxies in person.
If you do not expect to attend the Special Meeting, please vote by telephone or the Internet or sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

INFORMATION ABOUT THE FUNDS
     The Funds’ executive offices are located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, North Carolina 27601.
     The Funds’ administrator is BB&TAM, located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, North Carolina, 27601. BB&TAM is a wholly owned subsidiary of BB&T, a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. The table below provides details on the aggregate amount of fees each Fund paid to BB&TAM for services provided under the Administration Agreement during the previous fiscal year.

Fund	Amount Paid
BB&T Funds (fiscal year ended September 30, 2009)
BB&T Select Equity Fund	$204,257
BB&T Mid Cap Value Fund	$150,455
BB&T Mid Cap Growth Fund(1)	$108,713
Sterling Capital Small Cap Value Fund	$16,267
BB&T Small Cap Fund(2)	$29,013
BB&T International Equity Fund	$77,247
BB&T Special Opportunities Equity Fund	$360,181
BB&T Equity Income Fund	$266,427
BB&T Equity Index Fund(3)	$26,645
BB&T Short U.S. Government Fund	$47,377
BB&T Intermediate U.S. Government Fund	$151,378
BB&T Total Return Bond Fund	$379,392
BB&T Kentucky Intermediate Tax Free Fund	$17,427
BB&T Maryland Intermediate Tax-Free Fund	$19,873
BB&T North Carolina Intermediate Tax-Free Fund	$136,304
BB&T South Carolina Intermediate Tax-Free Fund	$22,337
BB&T Virginia Intermediate Tax-Free Fund	$83,415
BB&T West Virginia Intermediate Tax-Free Fund	$73,644
BB&T National Tax-Free Money Market Fund	$219,076
BB&T Prime Money Market Fund	$1,384,902
BB&T U.S. Treasury Money Market Fund(4)	$892,355
BB&T Capital Manager Conservative Growth Fund	$0
BB&T Capital Manager Moderate Growth Fund	$0
BB&T Capital Manager Growth Fund	$0
BB&T Capital Manager Equity Fund	$0

BB&T Variable Insurance Funds (fiscal year ended December 31, 2009)
BB&T Capital Manager Equity VIF	$0
BB&T Mid Cap Growth VIF(5)	$11,484
BB&T Select Equity VIF	$31,546
BB&T Special Opportunities Equity VIF	$32,351
BB&T Total Return Bond VIF	$22,364

(1)	On February 1, 2010, the Mid Cap Growth Fund merged with and into the Mid Cap Value Fund.

(2)	On February 1, 2010, the Small Cap Fund merged with and into the Sterling Capital Small Cap Value Fund.

(3)	This Fund’s fiscal year ended December 31, 2009.

(4)	BB&TAM waived $257 of additional fees for this Fund.

(5)	Mid Cap Growth VIF was liquidated in February 2010.

     In connection with the expected Reorganization, the Boards of Trustees of the Trusts have approved new Administration Agreements between Sterling and each Trust. Sterling will provide services to, and receive fees from, the Funds under the new Administration Agreements. The terms of the new Administration Agreements (including fees paid thereunder) are substantially identical to those of the existing Administration Agreements between BB&TAM and the Trusts.
     The BB&T Funds’ principal underwriter is BB&T AM Distributors, Inc., a Delaware Corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and a wholly owned subsidiary of BNY Mellon Distributors Inc., and an indirect wholly owned subsidiary of BNY Mellon Distributors Holdings Inc., which is a wholly owned subsidiary of The Bank of New York Mellon Corporation.
INFORMATION ABOUT THE ADVISER AND SUB-ADVISERS
Sterling
     Sterling, a subsidiary of BB&T, is located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, which is also the address of each person listed below. The name and principal occupation of the principal executive officers of Sterling are as follows:
Name Principal and Occupation(s)
Alexander W. McAlister, President
Kenneth R. Cotner, Chief Compliance Officer & Chief Operating Officer
C. Thomas Clapp, Chief Investment Officer
Scott & Stringfellow
     Scott & Stringfellow is a wholly owned subsidiary of BB&T and is located at 909 E. Main Street, Richmond, Virginia 23219, which is also the address of each person listed below. The name and principal occupation of the principal executive officers of Scott & Stringfellow are as follows:
Name Principal and Occupation(s)
Tully Tupper, Chief Operating Officer & Director
Rufus Yates, President
Alex Cecil, Chief Compliance Officer
Randy Saufley, Chief Financial Officer
George Shipp, Chief Investment Officer

Artio
     Artio, through an intermediary holding company, is a registered investment adviser majority-owned by Artio Global Investors Inc (“AGI”). AGI conducted an initial public offering of its common stock which resulted in its shares being listed on the New York Stock Exchange on September 24, 2009. As of February 1, 2010, the public owns approximately 46.1% of the shares while GAM Holding Ltd. (formerly Julius Baer Holding Ltd.) of Zurich Switzerland owns approximately 27.9% of the shares. The remaining shares are either directly or indirectly owned or controlled by management and employees of Artio, including its key portfolio managers, Richard Pell and Rudolph-Riad Younes.
     Artio is located at 330 Madison Avenue, New York, NY 10017, which is also the address of each person listed below. The name and principal occupation of the principal executive officers of Artio are as follows:
Name Principal and Occupation(s)
Glen Wisher, President
Tony Williams, Chief Operating Officer
Richard Pell, Chief Executive Officer & Chief Investment Officer
Adam Spilka, General Counsel & Corporate Secretary
Francis Harte, CPA, Chief Financial Officer
Federated
     Federated is a wholly owned subsidiary of FII Holdings, Inc. (a wholly owned subsidiary of Federated Investors, Inc.) and is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, which is also the address of each person listed below. The name and principal occupation of the principal executive officers of Federated are as follows:
Name Principal and Occupation(s)
J. Christopher Donahue, Trustee & Chairman, Federated Investors Inc.
John B. Fisher, Trustee, President & CEO, Federated Investment Management Company
Thomas R. Donahue, Trustee & Treasurer, Federated Investment Management Company
Mark D. Olson, Trustee, Federated Investment Management Company
Andrew G. Bonnewell, Secretary, Federated Investment Management Company
Brian P. Bouda, Chief Compliance Officer, Federated Investment Management Company
Deborah A. Cunningham, Chief Investment Officer, Taxable Money Markets
Mary Jo Ochson, Chief Investment Officer, Tax-Free Money Markets
Robert J. Ostrowski, Chief Investment Officer, Taxable Fixed Income
     Sterling and Scott & Stringfellow do not advise or subadvise other investment companies that have investment objectives similar to their respective Funds. The following tables show other investment companies advised or sub-advised by each of Artio and Federated with investment objectives similar to those of their respective Funds.

Artio

		ASSETS UNDER
OTHER FUNDS MANAGED		MANAGEMENT*
BY THE ADVISER	MANAGEMENT FEE	(as of 3/31/10)
Wilmington Multi-Manager International Fund	0.50%	$40.49
ING Artio Foreign Portfolio	If aggregate assets between ING Artio Foreign Portfolio & ING Foreign Fund are greater than $500 million: 0.40% on net assets. If aggregate assets between these accounts is below $500 million, then the fee is 0.45% on net assets.	$1,044.18
ING Foreign Fund	If aggregate assets between ING Artio Foreign Portfolio & ING Foreign Fund are greater than $500 million: 0.40% on net assets. If aggregate assets between these accounts is below $500 million, then the fee is 0.45% on net assets.	$209.37
Artio International Stock Portfolio	0.80% on the first $20 million 0.60% on the next $20 million 0.50% on the next $60 million 0.40% thereafter	$1,161.90
Eagle International Equity Fund	0.45% on first $100 million 0.40% thereafter	$105.88

*	Assets are in $ millions.
Federated

	MANAGEMENT		ASSETS UNDER MANAGEMENT
OTHER FUNDS MANAGED BY THE SUB-ADVISER	FEE		(as of 6/30/10)
BB&T National Tax-Free Money Market Fund
Federated Municipal Cash Series	0.50%		$461,028,405
Federated Municipal Obligations Fund	0.20%		$5,410,185,240
Federated Municipal Trust	0.30%		$927,781,136
Federated Tax-Free Money Market Fund	0.50%		$4,039,594,436
Federated Tax-Free Obligations Fund	0.20%		$10,191,945,576
Federated Tax-Free Trust	0.40	%(1)	$133,774,469

	MANAGEMENT		ASSETS UNDER MANAGEMENT
OTHER FUNDS MANAGED BY THE SUB-ADVISER	FEE		(as of 6/30/10)
BB&T Prime Money Market Fund
Federated Automated Cash Management Trust	0.50%		$2,857,221,479
Federated Capital Reserves Fund	0.30%		$10,906,398,678
Federated Master Trust	0.40	%(1)	$110,693,078
Federated Money Market Management	0.20%		$30,353,584
Federated Prime Cash Obligations Fund	0.20%		$18,508,471,947
Federated Prime Cash Series	0.50%		$4,637,424,803
Federated Prime Management Obligations Fund	0.20%		$2,486,047,028
Federated Prime Obligations Fund	0.20%		$40,745,373,711
Federated Prime Value Obligations Fund	0.20%		$8,371,634,753
Nationwide Money Market Fund (SA)	0.10%		$2,105,324,396
NVIT Money Market Fund (SA)	0.10%		$2,509,045,591

(1)	Under the investment advisory contract, Federated will waive to the extent of its management fee, the amount, if any, by which this fund’s aggregate annual operating expenses, including the management fee, but excluding interest, taxes, brokerage commissions, federal and state registration fees, withholding taxes, and extraordinary expenses, exceed 0.45% of its average daily assets. Shareholders must approve any changes to the contractual waiver/reimbursement.
     The Adviser and Sub-Advisers may place orders pursuant to their investment determinations for the Funds or Sub-Advised Funds, respectively, either directly with the issuer or with any broker or dealer. In placing orders, the Adviser and Sub-Advisers will consider the experience and skill of the firms’ securities traders, as well as the firms’ financial responsibility and administrative efficiency. The Adviser and Sub-Advisers will attempt to obtain the best price and the most favorable execution of their orders. Consistent with these obligations, the Adviser or Sub-Advisers may, subject to the approval of the Boards, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and Sub-Advised Funds, respectively. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser or Sub-Advisers determine in good faith that such transaction is reasonable in terms either of the transaction or the overall responsibility of the Adviser or Sub-Advisers to their respective Funds and to their other clients and that the total commissions paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.
     No Trustee of the Trusts has made a purchase or sale of any securities, or has had any material interest, direct or indirect, in any material transaction since the beginning of the most recently completed fiscal year or any material proposed transaction to which the Adviser, a Sub-Adviser, any Parent2 or Subsidiary3 of the Adviser or a Sub-Adviser (other than another fund) or

[2]	A Parent is defined herein as an affiliated person of a specified person who controls the specified person directly or indirectly through one or more intermediaries.

[3]	A Subsidiary is defined herein as an affiliated person of a specified person who is controlled by the specified person directly, or indirectly through one or more intermediaries.

any Subsidiary of the Parent of such entities was or is to be a party. No officer or Trustee of the Trusts is an officer, employee, director, general partner or shareholder of the Adviser or a Sub-Adviser. No officer or Trustee owns securities or has any other material direct or indirect interest in the Adviser or a Sub-Adviser or any other person controlling, controlled by or under common control with the Adviser or a Sub-Adviser.
Portfolio Transactions
     The table below provides information on the aggregate amount of commissions paid by a Fund to a broker that is (i) an affiliated person of the Funds, (ii) an affiliated person of such person or (iii) an affiliated person of which is an affiliated person of the Funds, a Sub-Adviser, Sterling, BB&TAM, or BB&T AM Distributors, Inc. (collectively, “Affiliated Brokers”) and the percentage of a Fund’s aggregate brokerage commissions paid to any such Affiliated Broker during the previous fiscal year.

	Aggregate Brokerage	Percentage of Aggregate
	Commission Paid to an	Brokerage Commissions Paid to
Fund	Affiliated Broker	an Affiliated Broker
BB&T Funds (fiscal year ended September 30, 2009
BB&T Equity Income Fund	$186,369	34.8%
BB&T Special Opportunities Equity Fund	$462,682	47.1%

BB&T Variable Insurance Funds (fiscal year ended December 31, 2009)
BB&T Special Opportunities Equity VIF	$32,105	49.0%
July 26, 2010
YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)
IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE BE SURE TO VOTE SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

EXHIBIT A
FORM OF PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS
FORM OF INVESTMENT ADVISORY AGREEMENT
     AGREEMENT made as of [        ], 2010 between BB&T [Funds/Variable Insurance Funds], a Massachusetts business trust (hereinafter called the “Trust”), and Sterling Capital Management LLC, a subsidiary of BB&T Corporation (hereinafter called the “Investment Adviser”).
     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and
     WHEREAS, the Trust desires to retain the Investment Adviser to furnish certain investment advisory and related services described below in connection with the management of each of the investment portfolios of the Trust identified on Schedule A hereto (the “Funds”), and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
     1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.
     2. Delivery of Documents. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following documents:
          (a) the Trust’s Amended and Restated Agreement and Declaration of Trust, dated June 2, 2007, as amended, and filed with the Secretary of State of The Commonwealth of Massachusetts, and all amendments thereto or restatements thereof (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);
          (b) the Trust’s Bylaws and amendments thereto;
          (c) resolutions of the Trust’s Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;
          (d) the Trust’s original Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on June 30, 1992 and all amendments thereto;

          (e) the Trust’s current Registration Statement on Form N-lA under the Securities Act of 1933, as amended (“1933 Act”), and under the 1940 Act as filed with the Securities and Exchange Commission; and
          (f) the Funds’ most recent prospectuses and the Trust’s Statement of Additional Information relating to the Funds (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the “Prospectus”).
     The Trust will promptly furnish the Investment Adviser with copies of all amendments of or supplements to the foregoing documents.
     3. Management. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser will provide or cause to be provided a continuous investment program for each Fund identified on Schedule A hereto, including investment research and management with respect to all securities and investments and cash equivalents in such Funds. The Investment Adviser will determine or cause to be determined from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to each Fund identified on Schedule A hereto and will place or cause to be placed orders for purchase and sale on behalf of the Trust with respect to such Fund.
     The Investment Adviser will provide the services under this Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in the Prospectuses, resolutions of the Trust’s Board of Trustees, and any undertakings with state or other regulatory authorities which are provided by the Trust to the Investment Adviser. The Investment Adviser further agrees that it:
          (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;
          (b) will comply in all material respects with all applicable Rules and Regulations of the Securities and Exchange Commission under the Investment Company Act of 1940 and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Investment Adviser;
          (c) will not make loans to any person to purchase or carry units of beneficial interest (“shares”) in the Trust or make loans to the Trust;
          (d) will place or cause to be placed orders for the Funds identified on Schedule A hereto either directly with the issuer or with any broker or dealer and, in placing orders with brokers and dealers, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, Investment Adviser or any sub-investment adviser employed by the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser or any such sub-

investment adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the principal distributor of the Trust (the “Distributor”), the Investment Adviser, any sub-investment adviser employed by the Investment Adviser, or any affiliated person (as defined in the Investment Company Act of 1940) of either the Trust, the Distributor, the Investment Adviser, or any sub-investment adviser employed by the Investment Adviser.
          (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust learned by, or disclosed to, the Investment Adviser in the course of its performance of its responsibilities and duties under this Agreement, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil, regulatory, or criminal sanctions for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and
          (f) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Trust, the Investment Adviser’s personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust’s account are customers of the Investment Adviser, or the parents or subsidiaries or affiliates of the Investment Adviser unless so required by applicable law. In dealing with its customers, the Investment Adviser and its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.
     4. Use of Sub-Investment Adviser. The Investment Adviser may, subject to the approvals required under the 1940 Act, employ a sub-investment adviser to assist the Investment Adviser in the performance of its duties under this Agreement. Such use does not relieve the Investment Adviser of any duty or liability it would otherwise have under this Agreement. Compensation of any such sub-investment adviser for services provided and expenses assumed under any agreement between the Investment Adviser and such sub-investment adviser permitted under this paragraph is the sole responsibility of the Investment Adviser.
     5. Master/Feeder Arrangements. Notwithstanding paragraph 3 and Schedule A hereof, the Investment Adviser may invest all of the assets of a fund commencing operations on or after May 4, 2000 in the shares of an investment company that has an investment objective substantially similar to that of the investing fund (a “Master Fund”). When such an investment has been made, the Adviser shall have no day-to-day management responsibilities regarding the fund so invested, but shall have general oversight and shall advise the Board of Trustees of the Trust if investment in the Master Fund is no longer an appropriate means of achieving the investing fund’s investment objective. The Investment Adviser shall be entitled to no fee with respect to assets invested in a Master Fund.
     6. Compliance Certification. The Investment Adviser shall provide a certification that its policies and procedures are reasonably designed to prevent violations of the Advisers Act, as is reasonably requested by the Trust. In addition, the Investment Adviser will provide annually a written report of its policies and procedures reasonably designed to prevent violations of the Advisers Act to enable the Trust to fulfill its obligations under Rule 38a-1 of the 1940 Act. The summary report will describe the Investment Adviser’s policies and procedures as they relate to the services it provides to the Funds, the types of compliance risks material to the Funds, and will discuss the adequacy of the Investment Adviser’s compliance controls.
     7. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Investment Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any subsidiary or affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person. The Investment Adviser acts as adviser to other clients and may give advice, and take action, with respect to any of those which may differ from the advice given, or the timing or nature of action taken, with respect to the Funds. The Investment Adviser shall have no obligation to recommend the purchase or sale of any securities on the basis of any information known to it or any of its officers or employees where the utilization of such information, might, in the Investment Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations. The Trust acknowledges that transactions in a specific security may not be accomplished for all client accounts at the same time or at the same price.
     8. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.
     9. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions or charges, if any) purchased for the Trust. The Trust will be responsible for all of the Trust’s expenses and liabilities.
     10. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee computed daily and paid monthly on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rate set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Trust and the Investment Adviser. If the fee payable to the Investment Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s Declaration of Trust for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.

     If in any fiscal year the aggregate expenses (as defined under the securities regulations of any state having jurisdiction over the Trust) of any of the Funds of the Trust exceed the expense limitations of any such state, the Investment Adviser will make payment to the Trust for a portion of such excess expenses equal to such excess times the ratio of the aggregate fees otherwise payable by the Fund to the Investment Adviser under this Investment Advisory Agreement to the aggregate fees otherwise payable by the Fund (1) to the Investment Adviser under this Investment Advisory Agreement with the Trust and (2) to the administrator of the Trust (the “Administrator”) under the Administration Agreement between the Administrator and the Trust. The obligation of the Investment Adviser to make payment to the Trust hereunder is limited in any fiscal year to the amount of the fee received by the Investment Adviser from the Fund for investment advisory or consulting services for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall make payment to the Trust for such proportion of such excess expenses regardless of the amount of fees received by it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Trust so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.
     11. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty under the Investment Company Act of 1940 with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. In no case shall the Investment Adviser be liable for actions taken or nonactions with respect to the performance of services under this Agreement based upon specific information, instructions, or requests given or made to the Investment Adviser by an officer of the Trust thereunto duly authorized. Any suggested limitations on liability shall not relieve the Adviser from any responsibility or liability the Adviser may have under federal statutes.
     12. Duration and Termination. This Agreement will become effective as to a particular Fund as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until October 31, 2011. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on October 31 of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days’ written notice, without the payment of any penalty, by the Trust

(by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meaning of such terms in the 1940 Act.)
     13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.
     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of The Commonwealth of Massachusetts.
     The names “BB&T [Funds/Variable Insurance Funds]” and “Trustees of BB&T [Funds/Variable Insurance Funds]” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Agreement and Declaration of Trust dated as of June 2, 2007 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “BB&T [Funds/Variable Insurance Funds]” or any series thereof entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.
     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

BB&T [Funds/Variable Insurance Funds]
By:
Title:

Sterling Capital Management LLC
By:
Title:

FORM OF SUB-ADVISORY AGREEMENT
     AGREEMENT dated as of [        ], 2010 between Sterling Capital Management LLC, a North Carolina limited liability company with an office in Raleigh, North Carolina (herein called the “Investment Adviser”) and [insert sub-adviser], a [insert state and business association type] with an office in [insert location] (herein called the “Sub-Adviser”).
     WHEREAS, the Investment Adviser is the investment adviser to BB&T [Funds/Variable Insurance Funds], a Massachusetts business trust (herein called the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“40 Act”); and
     WHEREAS, the Investment Adviser wishes to retain the Sub-Adviser to assist the Investment Adviser in providing investment advisory services in connection with such portfolios of the Trust as now or hereafter may be identified on Schedule A hereto as such Schedule may be amended from time to time with the consent of the parties hereto (each herein called a “Fund”).
     WHEREAS, the Sub-Adviser is willing to provide such services to the Investment Adviser upon the terms and conditions and for the compensation set forth below.
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:
     1. Appointment. the Investment Adviser hereby appoints the Sub-Adviser its sub-adviser with respect to the Fund as provided for in the Investment Advisory Agreement between the Investment Adviser and the Trust dated as of [          ], 2010 (such Agreement or the most recent successor advisory agreement between such parties is herein called the “Advisory Agreement”). The Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.
     2. Delivery of Documents. The Investment Adviser shall provide to the Sub-Adviser copies of the Trust’s most recent prospectus and statement of additional information (including supplements thereto) which relate to any class of shares representing interests in the Fund (each such prospectus and statement of additional information as presently in effect, and as they shall from time to time be amended and supplemented, is herein respectively called a “Prospectus” and a “Statement of Additional Information”).
     3. Sub-Advisory Services to the Funds.
          (a) Subject to the supervision of the Investment Adviser, the Sub-Adviser will supervise the day-to-day operations of the Fund and perform the following services: (i) provide investment research and credit analysis concerning the Fund’s investments; (ii) conduct a continual program of investment of the Fund’s assets; (iii) place orders for all purchases and sales of the investments made for the Fund; (iv) maintain the books and records required in connection with its duties hereunder; and (v) keep the Investment Adviser informed of developments materially affecting the Fund.
          (b) The Sub-Adviser will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; provided that, notwithstanding this Paragraph 3(b), the liability of the Sub-Adviser for actions taken and non-actions with respect to the performance of services under this Agreement shall be subject to the limitations set forth in Paragraph 11(a) of this Agreement.
          (c) The Sub-Adviser will communicate to the Investment Adviser and to the Trust’s custodian and Fund accountants as instructed by the Investment Adviser on each day that a purchase or sale of a security is effected for the Fund (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be affected, (iv) the CUSIP number of the security, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Agreement.
          (d) The Sub-Adviser will provide the services rendered by it hereunder in accordance with [the Sub-Adviser’s Investment Guidelines described in Exhibit A hereto subject at all times to the terms of this agreement and (This language included only in Artio’s Proposed Sub-Advisory Agreement)] the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information.
          (e) The Sub-Adviser will not make loans, other than margin loans, to any person to purchase or carry shares in the Trust or make loans to the Trust.
          (f) The Sub-Adviser will maintain records of the information set forth in Paragraph 3(c) hereof with respect to the securities transactions of the Fund and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may reasonably request.
          (g) The Sub-Adviser will promptly review all (1) reports of current security holdings in the Fund, (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Trust and will report any errors or discrepancies in such reports to the Trust or its designee within three (3) business days after discovery of such discrepancies.
          [This paragraph included only in Artio’s Proposed Sub-Advisory Agreement.]
          [(h) To the extent that exchange-traded futures and over-the-counter derivatives transactions are permissible investments for the BB&T International Equity Fund as set forth in the Fund’s Prospectus and Statement of Additional Information and in accordance with the 40 Act, the Investment Adviser, on behalf of the BB&T International Equity Fund, authorizes the Sub-Adviser to enter into brokerage agreements with one or more futures brokers and to enter into master netting agreements with one or more professional counterparties as agent on behalf of the BB&T International Equity Fund. In connection with such transactions, the Sub-Adviser is authorized to pledge collateral or margin in accordance with the BB&T International Equity Fund’s applicable requirements and restrictions as set forth in the Fund’s Prospectus and Statement of Additional Information and in accordance with the 40 Act.]
     4. Brokerage. The Sub-Adviser may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders, as well as the firm’s financial responsibility and administrative efficiency. The Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, the Sub-Adviser may, subject to the approval of the Board of Trustees of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such transaction is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits in the Fund over the long term.
     5. Compliance with Laws: Confidentiality: Conflicts of Interest.
          (a) The Sub-Adviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Adviser in performance of its duties hereunder (herein called the “Rules”).
          (b) The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.
          (c) The Sub-Adviser will maintain a policy and practice of conducting sub-advisory services hereunder independently of its broker-dealer operations or banking operations of its affiliates. In making investment recommendations for the Fund, the Sub-Adviser’s personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund’s account are its customers or bank customers of the Sub-Adviser’s affiliates unless so required by applicable law. In dealing with their customers, affiliates of Sub-Adviser will not inquire or take into consideration whether securities of those customers are held by the Fund.

     6. Control by Trust’s Board of Trustees. Any recommendations concerning the Fund’s investment program proposed by the Sub-Adviser to the Fund and the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.
     7. Services Not Exclusive. The Sub-Adviser’s services hereunder are not deemed to be exclusive, and the Sub-Adviser shall be free to render similar or dissimilar services to others so long as its services under this Agreement are not impaired thereby. [The Investment Adviser recognizes that the Sub-Adviser remains bound by certain non-compete clauses that restrict the Sub-Adviser from providing advice to funds that are offered or otherwise sold or distributed through certain broker-dealers. The Sub-Adviser may terminate this Agreement upon 90 days written notice upon Sub-Adviser’s sole determination that there exists (a) a wholesale distribution arrangement involving this Fund or (b) that the Fund is actively marketed or sold through broker-dealers to persons who are otherwise non-clients of BB&T Funds. (This language included only in Artio’s Proposed Sub-Advisory Agreement).]
     8. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules, and any other applicable Rule, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 and any other applicable Rule.
     9. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Trust or any Fund including, but not limited to, taxes, interest, brokerage fees and commissions and any extraordinary expense items.
     10. Compensation.
          (a) For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rates set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Investment Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s Declaration of Trust for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.
          (b) The obligation of the Investment Adviser to pay the above described fee to the Sub-Adviser will begin as of the date of the initial public sale of shares of the Fund.
     11. Limitation of Liability.
          (a) The Sub-Adviser shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the matters to which Agreement relates, except that Sub-Adviser shall be liable to the Investment Adviser for a loss resulting from a breach of fiduciary duty by Sub-Adviser under the 40 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Investment Adviser.
          (b) The Investment Adviser shall be responsible at all times for supervising the Sub-Adviser, and this Agreement does not in any way limit the duties and responsibilities that the Investment Adviser has agreed to under the Advisory Agreement.
     12. Duration and Termination. This Agreement shall become effective as of the date hereof provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund and, unless sooner terminated as provided herein, shall continue with respect to the Fund until October 31, 2011. Thereafter, if not terminated, this Agreement shall continue in effect for successive 12-month periods ending on October 31st of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of the Trust or any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated with respect to the Fund (i) by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Investment Adviser on 60 days written notice to the Sub-Adviser or (iv) by the Sub-Adviser on 60 days written notice to the Investment Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning as such terms have in the 40 Act.)

     13. Amendment of this Agreement. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.
     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be effected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties herein and their respective successors and shall be governed by Massachusetts law.

     The names “BB&T [Funds/Variable Insurance Funds]” and “Trustees of BB&T [Funds/Variable Insurance Funds]” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of June 2, 2007 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “BB&T [Funds/Variable Insurance Funds]” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.
     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

STERLING CAPITAL MANAGEMENT LLC
By:
Name:
Title:

[SUB-ADVISER]
By:
Name:
Title:

FORM OF
SUBADVISORY AGREEMENT
     This Subadvisory Agreement (this “Agreement”) is entered into as of the ___th day of                     , 2010, by and between Sterling Capital Management LLC, a North Carolina limited liability company with an office in Raleigh, North Carolina (herein called the “Adviser”) and Federated Investment Management Company, a Delaware business trust (“FIMC”).
Recitals:
A.	The Adviser has entered into an advisory agreement dated [ ], 2010, (the “Advisory Agreement”) with BB&T Funds, a Massachusetts business trust (the “Company”), pursuant to which the Adviser provides portfolio management services to the series of the Company set forth on Schedule 1 to this Agreement (each a “Fund” and collectively the “Funds”);

B.	The Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers; and

C.	The Adviser and the Board of Directors (the “Board”) of the Company desire to retain FIMC to render portfolio management services in the manner and on the terms set forth in this Agreement.
Agreement:
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Adviser and FIMC agree as follows:
SECTION 1. Appointment of Subadviser.
     The Adviser hereby appoints FIMC as subadviser for each Fund and authorizes FIMC, in its discretion and without prior consultation with the Adviser, to invest and manage each Fund’s portfolio of Securities in accordance with such Fund’s stated investment objective to the fullest extent permitted by:
(a) the Fund’s investment policies, limitations, procedures and guidelines set forth in the documents listed on Schedules 2 and 3 to this Agreement;
(b) any additional objectives, policies or guidelines established by the Adviser or by the Board that have been furnished in writing to FIMC;
(c) the provisions of the Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations thereunder applicable to the Fund, including rule 2a-7 promulgated thereunder (“Rule 2a-7”); and
(d) the provisions of Subchapter M of the Internal Revenue Code (“IRC”) applicable to “regulated investment companies.”

For purposes of this Agreement, “Securities” include any investment permitted under the foregoing policies, limitations, procedures, guidelines, laws or regulations. Subject to the supervision of the Adviser and the Board, the Adviser authorizes FIMC to determine the structure and composition of the Fund’s portfolio, including the purchase, retention and disposition of, and exercise of all rights pertaining to, the Securities comprising the portfolio.
SECTION 2. Representations and Warranties.
     SECTION 2.1. Representations and Warranties of FIMC
     FIMC represents and warrants to Adviser as follows:
(a) FIMC is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.
(b) This Agreement constitutes the legal, valid, and binding obligation of FIMC, enforceable against FIMC in accordance with its terms. FIMC has the absolute and unrestricted right, power, and authority to execute and deliver this and to perform its obligations under this Agreement.
(c) Neither the execution and delivery of this Agreement by FIMC nor the performance of any of its obligations hereunder will give any person the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:
(i)	any provision of FIMC’s Declaration of Trust or By-Laws;

(ii)	any resolution adopted by the board of trustees or the shareholders of FIMC;

(iii)	any law, regulation or administrative or court order to which FIMC may be subject; or

(iv)	any contract to which FIMC is a party or by which FIMC may be bound.
FIMC is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the performance of any obligations hereunder.
(d) FIMC is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business.
(e) FIMC has furnished to the Adviser true and complete copies of all the documents listed on Schedule 3 to this Agreement.

     SECTION 2.2. Representations and Warranties of the Adviser
     The Adviser represents and warrants to FIMC as follows:
(a) The Adviser is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of North Carolina.
(b) This Agreement constitutes the legal, valid, and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms. The Adviser has the absolute and unrestricted right, power, and authority to execute and deliver this and to perform its obligations under this Agreement.
(c) Neither the execution and delivery of this Agreement by the Adviser nor the performance of any of its obligations hereunder will give any person the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:
(i)	any provision of the Adviser’s bank charter or By-Laws;

(ii)	any resolution adopted by the board of directors or the shareholders of the Adviser;

(iii)	any law, regulation or administrative or court order to which the Adviser may be subject; or

(iv)	any contract to which the Adviser is a party or by which the Adviser may be bound.
Except for the approval of the Board and of each Fund’s shareholders as required by Section 15 of the 1940 Act, the Adviser is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the performance of any obligations hereunder.
(d) The Adviser is registered with the SEC as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business.
(e) The Adviser has furnished to FIMC true and complete copies of all the documents listed on Schedule 2 to this Agreement.
SECTION 3. Conditions to Agreement.
     FIMC’s and the Adviser’s obligations under this Agreement are subject to the satisfaction of the following conditions precedent:
(a) Receipt by FIMC of a certificate of an officer of Company stating that (i) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the Trustees, who are not interested persons of FIMC or the Adviser, cast in person at a meeting of the Board call for the purpose of voting on such approval, and (ii) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the outstanding voting securities of the Company;

(b) Receipt by FIMC of certified copies of instructions from the Fund to its custodian designating the persons specified by FIMC as “Authorized Persons” under the Fund’s custody agreement;
(c) The Fund’s execution and delivery of a limited power of attorney in favor of FIMC, in a form mutually agreeable to FIMC, the Adviser and the Board;
(d) Receipt by FIMC of Board resolutions, certified by an officer of the Company, adopting all procedures and guidelines listed on Schedule 3 to this Agreement and identified as required by Rule 2a-7 or any other exemptive rule or order that is or will become applicable to any Fund;
(e) Receipt by FIMC of complete copies, certified by an officer of the Company, of all other policies procedures, guidelines, and codes listed on Schedule 2 to this Agreement; and
(f) Any other documents, certificates or other instruments that FIMC or the Adviser may reasonable request from the Fund.
SECTION 4. Compensation.
     For the services provided under this Agreement, the Adviser will pay to FIMC a fee at the annual rate set forth opposite each Fund’s name on Schedule 1 multiplied times such Fund’s average daily net assets. Such fee will accrue daily and will be paid monthly to FIMC on or before the last business day of the next succeeding calendar month. If this Agreement is effective for only a portion of a month, the fee will be prorated for the portion of such month during which this Agreement is in effect.
SECTION 5. Information and Reports.
(a) The Adviser will promptly notify FIMC of any material change in any of the documents listed on Schedule 2 to this Agreement and will provide FIMC with copies of any such modified document. The Adviser will also provide FIMC with a list, to the best of the Adviser’s knowledge, of all affiliated persons of Adviser (and any affiliated person of such an affiliated person) and will promptly update the list whenever the Adviser becomes aware of any additional affiliated persons.
(b) FIMC will maintain books and records relating to its management of the Fund under its customary procedures and in compliance with applicable regulations under the 1940 Act and the Advisers Act. FIMC will permit the Adviser to inspect such books and records at all reasonable times during normal business hours, upon reasonable notice. Prior to each Board meeting, FIMC will provide the Adviser and the Board with reports regarding its management of the Fund during the interim period, in such form as may be mutually agreed upon by FIMC and the Adviser. FIMC will also provide the Adviser with any information regarding its management of the Fund required for any shareholder report, amended registration statement or prospectus supplement filed by the Fund with the SEC.

SECTION 6. Nonexclusive Agreement; Allocation of Transactions.
(a) The investment management services provided by FIMC hereunder are not to be deemed to be exclusive, and FIMC shall be free to render similar services to other advisers, investment companies, and other types of clients.
(b) To the extent consistent with applicable law, FIMC may aggregate purchase or sell orders for the Fund with contemporaneous purchase or sell orders of other clients of FIMC or its affiliated persons. In such event, allocation of the Securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by FIMC in the manner FIMC considers to be the most equitable and consistent with its and its affiliates’ fiduciary obligations to the Fund and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.
(c) FIMC will place purchase and sell orders for the Fund with or through such banks, brokers, dealers, futures commission merchants or other firms dealing in Securities (“Brokers”) as it determines, which may include Brokers that are affiliated persons of FIMC, provided such orders are exempt from the provisions of Section 17(a), (d) and (e) of the 1940 Act. FIMC will use its best efforts to obtain execution of transactions for the Fund at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the services received. FIMC may, however, select Brokers on the basis that they provide brokerage, research or other services or products to the Fund and/or other clients of FIMC and its affiliated persons. In selecting Brokers, FIMC may also consider the reliability, integrity and financial condition of the Broker, and the size of and difficulty in executing the order.
SECTION 7. Fund Expenses.
     Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses incurred in managing its portfolio of Securities, including all commissions, mark-ups, transfer fees, registration fees, ticket charges, transfer taxes, custodian fees and similar expenses. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto. Each Fund will promptly reimburse FIMC for any such expense to the extent advanced by FIMC. In no event will FIMC have any obligation to pay any of the Funds’ expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for administrative personnel and services; expenses incurred in the distribution of its shares (“Shares”), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the 1940 Act; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust/Corporation and the Funds.
SECTION 8. Limitation of Liability.
(a) In the absence of willful misfeasance, bad faith or gross negligence on the part of FIMC, or of reckless disregard by FIMC of its obligations and duties hereunder, FIMC shall not be subject to any liability to the Adviser, the Fund, the Company, any shareholder of the Fund, or to any person, firm or organization. Without limiting the foregoing, FIMC shall not have any liability whatsoever for any investment losses incurred by a Fund, or arising from transactions by a Fund, prior to the date on which FIMC assumes responsibility for the management of the Fund’s portfolio.
(b) The Adviser, the Company, and the Fund are hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of FIMC and agree that the obligations assumed by FIMC pursuant to this Agreement will be limited in any case to FIMC and its assets and the Adviser, the Company, and the Fund shall not seek satisfaction of any such obligation from the shareholders of FIMC, the trustees of FIMC, officers, employees or agents of FIMC, or any of them.
SECTION 9. Pricing.
     The Adviser, the Company and the Fund hereby acknowledge that FIMC is not responsible for pricing portfolio Securities, and that the Adviser, the Company, the Fund, and FIMC will rely on the pricing agent chosen by the Board of the Company for prices of Securities, for any purposes.
SECTION 10. Term.
     This Agreement shall begin as of the date of its execution and shall continue in effect until September 30, 2011 and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser or FIMC at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Adviser’s management agreement with the Fund.

SECTION 11. Limited Power of Attorney.
     Subject to any other written instructions of the Adviser or the Company, FIMC is hereby appointed the Fund’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as FIMC shall be requested by brokers, dealers, counter parties and other persons in connection with its management of the Fund’s assets. The Adviser and the Company hereby ratify and confirm as good and effectual, at law or in equity, all that FIMC and its officers and employees, may do in its capacity as attorney-in-fact. However, nothing herein shall be construed as imposing a duty on FIMC to act or assume responsibility for any matters in its capacity as attorney-in-fact for the Fund. Any person, partnership, corporation or other legal entity dealing with FIMC in its capacity as attorney-in-fact hereunder for the Fund is hereby expressly put on notice that FIMC is acting solely in the capacity as an agent of the Fund and that any such person, partnership, corporation or other legal entity must look solely to the Fund for enforcement of any claim against Fund, as FIMC assumes no personal liability whatsoever for obligations of the Fund entered into by FIMC in its capacity as attorney-in-fact for the Fund.
SECTION 12. General Provisions
     SECTION 12.1. Notices
     All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

FIMC:	Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Attention: Carol Kayworth
Facsimile No.: (412) 288-7747

Adviser:	Sterling Capital Management LLC
434 Fayetteville Street Mall
Raleigh, NC 27601
     SECTION 12.2. Further Assurances
     The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     SECTION 12.3. Waiver
     The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.
     SECTION 12.4. Entire Agreement and Modification
     This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.
     SECTION 12.5. Assignments, Successors, and No Third-Party Rights
     Neither party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.
     SECTION 12.6. Severability
     If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
     SECTION 12.7. Section Headings, Construction
     The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.
     SECTION 12.8. Governing Law
     This Agreement will be governed by the laws of the State of Pennsylvania without regard to conflicts of laws principles.
     SECTION 12.9. Counterparts
     This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

STERLING CAPITAL MANAGEMENT LLC
By:
Name:
Title:

FEDERATED INVESTMENT MANAGEMENT COMPANY
By:
Name:
Title:

SCHEDULE 1 — FUNDS AND SUBADVISORY FEES

Annual
Subadvisory
Name of Series	Assets	Fee*
BB&T National Tax-Free Money Market Fund	$0-$500 million	0.10% of average daily net assets

	>$500 million	0.08% of average daily net assets

BB&T Prime Money Market Fund		0.07% of average daily net assets

*	Collectively, all Funds listed on this Schedule 1 shall pay a minimum annual subadvisory fee of $250,000.

STERLING CAPITAL MANAGEMENT LLC
By:
Name:
Title:

FEDERATED INVESTMENT MANAGEMENT COMPANY
By:
Name:
Title:

SCHEDULE 2 — FUND DOCUMENTATION
1.	Company’s Declaration of Trust and Bylaws.

2.	Currently effective registration statement for each class of each Fund’s shares and any pending amendments to such registration statement.

3.	Any supplements to any prospectus or statement of additional information for any class of any Fund’s shares.

4.	Custody Agreement between the Trust and U.S. Bank, N.A. as Custodian for the Portfolio’s securities, including information as to:
•	the Portfolio’s nominee,

•	the Federal tax identification numbers of the Portfolio and its nominee,

•	all routing, bank, participant and account numbers and other information necessary to provide proper instructions for transfer and delivery of Securities to the Portfolio’s accounts at the Custodian,

•	the name, address, phone and fax number of the Custodian’s employees responsible for the Portfolio’s accounts, and

•	the Portfolio’s pricing service and contact persons.
5.	All policies, procedures, guidelines and codes adopted by the Board under the 1940 Act or any regulation thereunder, including:
•	Rule 2a-7 (if the Portfolio holds itself out as a “money market fund”),

•	Rule 10f-3 (relating to affiliated underwriting syndicates),

•	Rule 17a-7 (relating to interfund transactions),

•	Rule 17e-1 (relating to transactions with affiliated Brokers),

•	Rule 17f-4 (relating to securities held in securities depositories),

•	Rule 17j-1 (relating to a code of ethics), and

•	Rule 17f-5 (relating to foreign custody).
6.	All SEC exemptive orders applicable to the Portfolio, and all procedures and guidelines adopted by the Board under the terms of such orders.

7.	All procedures and guidelines adopted by the Board or the Manager regarding:
•	Repurchase agreements,

•	Evaluating the liquidity of securities, include restricted securities, municipal leases and stripped U.S. government securities,

•	Segregation of liquid assets in connection with reverse repurchase agreements, firm commitments, standby commitments, short sales, options and futures agreements,

•	Derivative contracts and securities, and

•	Affiliated bank procedures.

8.	Any master agreements that the Trust has entered into on behalf of the Portfolio, including:
•	Master Repurchase Agreement,

•	Master Futures and Options Agreements,

•	Master Foreign Exchange Netting Agreements, and

•	Master Swap Agreements.
9.	Blue Sky undertakings.

10.	CFTC Rule 4.5 letter.

11.	Schedule of the current year’s Board meetings, and the reports needed by the Board.

12.	Pricing and performance calculation entities and contact persons.

SCHEDULE 3 — SUBADVISER DOCUMENTATION
1.	Part II of FIMC’s Form ADV most recently filed with the SEC.

2.	Guidelines and procedures required by Rule 2a-7, consisting of:
•	Forms of resolutions authorizing use of the amortized cost method,

•	Amortized Cost Procedures, and

•	Federated Investment Adviser Guidelines
3.	Procedures and checklists required by the following exemptive rules and orders under under the 1940 Act:
•	Rule 10f-3 (relating to affiliated underwriting syndicates),

•	Rule 17a-7 (relating to interfund transactions),

•	Rule 17e-1 (relating to transactions with affiliated Brokers),

•	Rule 17f-4 (relating to securities held in securities depositories),

•	Rule 17j-1 (relating to a code of ethics),

•	Release No. IC-22903 (granting an exemption for the use of “core funds”),

•	Release No. IC-22313 (granting an exemption for the purchase of affiliated money market funds)

•	Release Nos. IC-16602 and IC-19816 (granting an exemption for certain transactions with affiliated banks), and

•	Release No. IC-15243 (granting an exemption permitting the purchase of insurance from an affiliate and the settlement of claims therefrom).
4.	Procedures and checklist required

5.	All exemptive orders granted by the SEC that will become applicable to the Portfolio, and the procedures and guidelines followed by FIMC in accordance therewith.

EXHIBIT B—SHARES OUTSTANDING
The table below lists the shares outstanding of each Fund as of June 25, 2010.

SHARE CLASS	SHARES OUTSTANDING
Select Equity Fund
Class A	2,773,695.242
Class B	340,839.694
Class C	10,368.315
Institutional Class	17,390,182.297
Mid Cap Value Fund
Class A	1,571,086.570
Class B	370,160.293
Class C	33,694.278
Class I	25,387,758.418
Class R	8.997
Sterling Capital Small Cap Value Fund
Class A	457,759.949
Class B	89,935.957
Class C	4,768.421
Class I	5,595,335.799
Class R	9.477
International Equity Fund
Class A	747,388.548
Class B	191,717.881
Class C	37,011.404
Class I	14,299,662.981
Special Opportunities Equity Fund
Class A	12,595,918.682
Class B	1,571,162.385
Class C	4,829,281.325
Class I	16,227,463.216
Class R	6.528
Equity Income Fund
Class A	10,421,562.708
Class B	1,099,670.267
Class C	4,944,110.496
Class I	17,640,364.588
Class R	8.403
Equity Index Fund
Class A	2,544,162.552
Class B	548,874.624
Class C	20,077.097
Class I	622,858.021
Short U.S. Government Fund
Class A	709,913.996
Class I	6,679,179.694
Intermediate U.S. Government Fund
Class A	1,143,841.760
Class B	272,122.499
Class C	36,978.699
Class I	17,740,853.690

SHARE CLASS	SHARES OUTSTANDING
Total Return Bond Fund
Class A	2,345,822.187
Class B	438,979.588
Class C	149,496.975
Class I	34,391,026.304
Class R	466.460
Kentucky Intermediate Tax-Free Fund
Class A	762,817.688
Class I	1,362,910.686
Maryland Intermediate Tax-Free Fund
Class A	953,804.453
Class I	2,273,894.275
North Carolina Intermediate Tax-Free Fund
Class A	3,878,498.064
Class I	13,064,709.857
South Carolina Intermediate Tax-Free Fund
Class A	1,203,026.497
Class I	2,643,200.655
Virginia Intermediate Tax-Free Fund
Class A	2,337,476.625
Class I	6,356,597.270
West Virginia Intermediate Tax-Free Fund
Class A	2,495,815.141
Class I	6,769,650.630
National Tax-Free Money Market Fund
Class A	68,562.980
Class I	180,045,088.440
Prime Money Market Fund
Class A	191,172,765.050
Class B	1,623,514.790
Class C	620,551.260
Class I	431,581,118.460
U.S. Treasury Money Market Fund
Class A	147,299,779.510
Class B	725,684.620
Class C	116,583.300
Class I	252,071,856.860
Capital Manager Conservative Growth Fund
Class A	790,287.100
Class B	274,554.271
Class C	13,996.965
Class I	506,169.541
Capital Manager Moderate Growth Fund
Class A	3,136,748.535
Class B	1,272,517.894
Class C	18,456.680
Class I	140,226.808
Capital Manager Growth Fund
Class A	2,318,101.813
Class B	1,159,432.985
Class C	19,746.007
Class I	218,744.341

SHARE CLASS	SHARES OUTSTANDING
Capital Manager Equity Fund
Class A	692,628.489
Class B	546,127.841
Class C	2,012.918
Class I	10,331.252
Capital Manager Equity VIF
1,277,737.877
Select Equity VIF
3,670,704.692
Special Opportunities Equity VIF
2,627,787.424
Total Return Bond VIF
1,962,461.408

EXHIBIT C—BENEFICIAL OWNERSHIP
To the best of the Funds’ knowledge, as of June 30, 2010, except as provided in the table below, the Officers and Trustees of the Funds, as a group, owned less than 1% of the outstanding shares of any single share class of a Fund.

	Name and Address of
Fund and Share Class	Beneficial Owner	Number of Shares Owned	Percent of Class
BB&T International	James Roberts	885.74	2.39
Equity Fund Class C	434 Fayetteville Street
Shares	Mall, 5th Floor, Raleigh,
	North Carolina 27601
BB&T Intermediate U.S.	James Roberts	2,951.5	1.08
Government Bond Fund	434 Fayetteville Street
Class B Shares	Mall, 5th Floor, Raleigh,
	North Carolina 27601
BB&T Total Return Bond	James Roberts	5,092.87	1.16
Fund Class B Shares	434 Fayetteville Street
	Mall, 5th Floor, Raleigh,
	North Carolina 27601
The following tables sets forth, as of ___, 2010, each additional person known by the Funds to be the beneficial owner of 5% or more of any class of one of the Funds’ voting securities. Unless otherwise indicated, the Funds believes that the beneficial owners set forth in the tables have sole voting and investment power. Any shareholder who holds beneficially 25% or more of the outstanding voting securities of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding voting securities of the Fund.
Mid Cap Value Fund — Class A Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
LANE COUNTY 457 DEFERRED COMP PLAN	113,974.097	7.2545
LANE COUNTY 457 DEFERRED COMP TRUST
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
Mid Cap Value Fund — Class C Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
PENSON FINANCIAL SERVICES	7,142.857	21.1990
FBO 463-12041-14 1700 PACIFIC AVENUE SUITE 1400 DALLAS, TX 75201
NFS LLC FEBO BERT C PALMER TTEE	2,573.567	7.6380
WOIS 403(B) FBO BERT C PALMER 4539 SHINCKE ROAD NE OLYMPIA WA 98506

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
DONALDSON LUFKIN JENRETTE	2,388.058	7.0874
SECURITIES CORPORATION INC PO BOX 2052 JERSEY CITY NJ 07303-2052
THEODORA J KURCABA	2,370.952	7.0367
66 COUNTRY CLUB ROAD TERRA ALTA WV 26764-0000
DONALDSON LUFKIN JENRETTE	2,083.388	6.1832
SECURITIES CORPORATION INC PO BOX 2052 JERSEY CITY NJ 07303-2052
PFPC TRUST CO CUST FBO	1,817.771	5.3949
DEBORAH ANN JOYNER SIMPLE IRA 286 FOX RUN CIR BOWLING GREEN KY 42104-8516
Mid Cap Value Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO BRANCH BANKING & TRUST CO ATTN: MINDY J. KOONTZ 434 FAYETTEVILLE STREET MALL 8TH FLOOR RALEIGH NC 27601-0000	11,365,018.037	44.7657
NFS LLC FEBO BBT CO DBA WILBRANCH & CO FBO NON-ERISA CLIENTS CASH PO BOX 2887 WILSON NC 27894-2887	1,983,733.757	7.8137
VANGUARD FIDUCIARY TRUST CO 400 DEVON PARK DR WAYNE PA 19087-1816	1,640,527.580	6.4619
NFS LLC FEBO BBT CO DBA WILBRANCH & CO FBO NON-ERISA CLIENTS REINV PO BOX 2887 WILSON NC 27894-2887	1,379,017.598	5.4318
Mid Cap Value Fund — Class R Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
BB&T ASSET MANAGEMENT INC	8.997	100.00
SEED ACCOUNT
ATTN PAUL PALERMO
434 FAYETTEVILLE ST FL 5
RALEIGH NC 27601-1701
Special Opportunities Equity Fund — Class A Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
CHARLES SCHWAB & CO INC	2,317,998.472	18.4028
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4122

Special Opportunities Equity Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	8,721,806.237	53.7472
BRANCH BANKING & TRUST CO ATTN: MINDY J. KOONTZ 434 FAYETTEVILLE STREET MALL 8TH FLOOR RALEIGH NC 27601-0000
NFS LLC FEBO	3,057,522.126	18.8417
BBT CO DBA WILBRANCH & CO FBO NON-ERISA CLIENTS REINV PO BOX 2887 WILSON NC 27894-2887
CHARLES SCHWAB & CO INC	1,375,146.692	8.4742
SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122
Special Opportunities Equity Fund — Class R Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
BB&T ASSET MANAGEMENT INC	6.528	100.0000
SEED ACCOUNT
ATTN PAUL PALERMO
434 FAYETTEVILLE ST FL 5
RALEIGH NC 27601-1701
Equity Index Fund — Class A Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	1,334,836.533	52.4666
BRANCH BANKING & TRUST CO
ATTN: MINDY J. KOONTZ
434 FAYETTEVILLE STREET MALL
8TH FLOOR
RALEIGH NC 27601-0000
Equity Index Fund — Class C Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
JULIA T ELLIOTT &	5,759.574	28.6873
JACK F WRIGHT CO-TTEES U/W DTD 9/19/96 GLOVER M TRENT MARITAL TRUST 18303 BOWSPRIT POINTE CORNELIUS NC 28031-5202
THEODORA J KURCABA	2,787.024	13.8816
66 COUNTRY CLUB ROAD TERRA ALTA WV 26764-0000
CLEARVIEW IRA C/F	2,545.721	12.6797
STEVEN B KENT 12120 WIESINGER LANE MIDLOTHIAN VA 23113-2248
PFPC TRUST CO CUST FBO	1,816.465	9.0475
PEDRO S FERREIRA PCT DO COMERCIO 11-11 FLOOR DTO 2720 ALFRAGIDE PORTUGAL 158
ANTONIO CANIGLIE	1,656.619	8.2513
13504 PISCATAWAY DR FORT WASHINGTON MD 20744-6630

Equity Index Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	500,013.284	80.2773
BBT CO DBA WILBRANCH & CO
FBO NON-ERISA CLIENTS REINV
PO BOX 2887
WILSON NC 27894-2887
NFS LLC FEBO	86,703.896	13.9203
BBT CO DBA WILBRANCH & CO
FBO ERISA CLIENTS REINV
PO BOX 2887
WILSON NC 27894-2887
Short U.S. Government Fund — Class A Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
HENRY FIBERS INC	126,182.123	17.7743
ATTN GEORGE F HENRY JR PRESIDENT
PO BOX 1675
GASTONIA NC 28053-1675
JOHN LAWRENCE NELSON	100,395.115	14.1419
1739 KELLY RD
RICHMOND VA 23230-4200
Short U.S. Government Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	5,448,600.728	81.5759
BBT CO DBA WILBRANCH & CO
FBO NON-ERISA CLIENTS CASH
PO BOX 2887
WILSON NC 27894-2887
NFS LLC FEBO	681,775.251	10.2075
BBT CO DBA WILBRANCH & CO
FBO ERISA CLIENTS 12B1 FEES
PO BOX 2887
WILSON NC 27894-2887
Intermediate U.S. Government Fund — Class A Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	243,258.938	21.2668
BRANCH BANKING & TRUST CO
ATTN: MINDY J. KOONTZ
434 FAYETTEVILLE STREET MALL
8TH FLOOR
RALEIGH NC 27601-0000

Intermediate U.S. Government Fund — Class C Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
PATRICIA RYAN	5,863.655	15.8569
8600 GRUENEWALD LN CHARLOTTE NC 28210-5862
PFPC TRUST CO CUST IRA FBO	4,376.579	11.8354
DEBORAH D DRAPER 911 HIGHLAND AVE PRINCETON WV 24740-2905
STANLEY J ATMA	3,787.445	10.2422
MARGARET S ATMA JTWROS 3708 TABLE ROCK RD CHARLOTTE NC 28226-6644
CLEARVIEW IRA C/F	3,293.472	8.9064
JOHN R ROBINSON III 33354 LEE HWY GLADE SPRING VA 24340-4914
AMERITRADE INC FBO 7803298761	2,961.500	8.0087
PO BOX 2226 OMAHA NE 68103-2226
PFPC TRUST CO CUST FBO IRA	2,437.015	6.5903
GINA H FOUSE 681 NEW BETHEL RD WYTHEVILLE VA 24382-3050
BRYAN K SELDOMRIDGE	2,334.365	6.3127
19 HIGHLAND CIRCLE LEWISBURG WV 24901-1721
Intermediate U.S. Government Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	9,773,978.024	55.0931
BBT CO DBA WILBRANCH & CO
FBO NON-ERISA CLIENTS CASH
PO BOX 2887
WILSON NC 27894-2887
NFS LLC FEBO	3,723,976.637	20.9910
BRANCH BANKING & TRUST CO
ATTN: MINDY J. KOONTZ
434 FAYETTEVILLE STREET MALL
8TH FLOOR
RALEIGH NC 27601-0000
Kentucky Intermediate Tax-Free Fund — Class A Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
PERSHING LLC	84,287.438	11.0495
P. O. BOX 2052 JERSEY CITY, NJ 07303-9998
PERSHING LLC	71,857.285	9.4200
P. O. BOX 2052 JERSEY CITY, NJ 07303-2052
PERSHING LLC	55,456.002	7.2699
P. O. BOX 2052 JERSEY CITY, NJ 07303-2052
Kentucky Intermediate Tax-Free Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	1,220,113.040	89.5226
BBT CO DBA WILBRANCH & CO
FBO NON-ERISA CLIENTS CASH
PO BOX 2887
WILSON NC 27894-2887

Maryland Intermediate Tax-Free Fund — Class A Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
HORACE L MARSHALL AND	97,528.437	10.2252
QUINNA C MARSHALL JTWROS
27880 FARM MARKET RD
MARION STATION MD 21838-2608
Maryland Intermediate Tax-Free Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	1,755,934.804	77.2215
BBT CO DBA WILBRANCH & CO
FBO NON-ERISA CLIENTS CASH
PO BOX 2887
WILSON NC 27894-2887
North Carolina Intermediate Tax-Free Fund — Class A Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
R L HONBARRIER CO	229,839.655	5.9260
1507 CRESTLIN DR
HIGH POINT NC 27262-8308
North Carolina Intermediate Tax-Free Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	11,019,393.140	84.3447
BBT CO DBA WILBRANCH & CO
FBO NON-ERISA CLIENTS CASH
PO BOX 2887
WILSON NC 27894-2887
South Carolina Intermediate Tax-Free Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	2,230,905.778	84.4017
BBT CO DBA WILBRANCH & CO
FBO NON-ERISA CLIENTS CASH
PO BOX 2887
WILSON NC 27894-2887
Virginia Intermediate Tax-Free Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	5,484,648.653	86.2828
BBT CO DBA WILBRANCH & CO
FBO NON-ERISA CLIENTS CASH
PO BOX 2887
WILSON NC 27894-2887
West Virginia Intermediate Tax-Free Fund — Class A Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
DONALDSON LUFKIN JENRETTE	163,481.276	6.5502
SECURITIES CORPORATION INC
PO BOX 2052
JERSEY CITY NJ 07303-2052

West Virginia Intermediate Tax-Free Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	4,644,148.336	68.6025
BBT CO DBA WILBRANCH & CO
FBO NON-ERISA CLIENTS CASH
PO BOX 2887
WILSON NC 27894-2887
NFS LLC FEBO	1,321,827.896	19.5258
SECURITY NATIONAL TRUST CO
1300 CHAPLINE ST
WHEELING WV 26003-3348
Prime Money Market Fund — Class A Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
CLEARVIEW CORRESPONDENT SVCS LLC	111,820,044.190	58.4916
ATTN MONEY MARKET DEPARTMENT
8006 DISCOVERY DRIVE STE 200
RICHMOND VA 23229-8600
PERSHING	67,570,009.330	35.3450
MONEY FUND CUSTOMERS
ATTN CASH MGT SERVICES - 9TH FLOOR
1 PERSHING PLAZA
JERSEY CITY NJ 07399
Prime Money Market Fund — Class B Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
CLEARVIEW IRA C/F	168,769.640	10.3953
TIMOTHY P O’TOOLE
2540 CELTIC CIRCLE
PENSACOLA FL 32503
PFPC TRUST CO CUST FBO IRA	125,244.340	7.7144
FRANCES M ODROBINA
5004 CEDAR PARK CT
MONROE NC 28110-8505
PFPC TRUST CO CUST FBO IRA	105,137.940	6.4760
WILLIAM T PEYTON
608 RODNEY BAY XING
WAKE FOREST NC 27587-2970

Prime Money Market Fund — Class C Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
CLEARVIEW IRA C/F	224,637.650	36.1997
N JOSEPH DREPS
3232 PAGE AVENUE #102
VIRGINIA BEACH VA 23451
DOUGLAS H STONE REV LVG TR	50,000.000	8.0574
DTD 11261991
JAMES T STONE TTEE
JOHN M STONE TTEE
11 WAKEFIELD DRIVE APT 2304
ASHEVILLE NC 28803
CLEARVIEW IRA C/F	43,195.550	6.9608
DAVID L WHITE
1016 GRETCHEN LANE
APT. A
GREENSBORO NC 27410
CLEARVIEW IRA C/F	41,794.090	6.7350
DANNY W NETHERTON
98 NETHERTON DRIVE
CANDLER NC 28715
JANNEY MONTGOMERY SCOTT LLC	39,885.600	6.4275
A/C 6936-3937
H CAROL MOHR
1801 MARKET STREET
PHILADELPHIA PA 19103-1675
Prime Money Market Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
WILBRANCH CO	267,738,030.810	62.0366
CASH
ATTN TRUST OPERATIONS
PO BOX 2887
WILSON NC 27894-2887
NFS LLC FEBO	100,115,339.320	23.1973
BRANCH BANKING & TRUST CO
ATTN: MINDY J. KOONTZ
434 FAYETTEVILLE STREET MALL
8TH FLOOR
RALEIGH NC 27601-0000
BRANCH BANKING AND TRUST	43,109,707.850	9.9888
FBO BB&T SWEEP CUSTOMERS
C/O CITI FUND SERVICES
ATTN INSTITUTIONAL SERVICES
3435 STELZER RD
COLUMBUS OH 43219-6004
U.S. Treasury Money Market Fund — Class A Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
PERSHING	101,030,404.820	68.5883
MONEY FUND CUSTOMERS
ATTN CASH MGT SERVICES - 9TH FLOOR
1 PERSHING PLAZA
JERSEY CITY NJ 07399
CLEARVIEW CORRESPONDENT SVCS LLC	42,117,012.990	28.5927
ATTN MONEY MARKET DEPARTMENT
8006 DISCOVERY DRIVE STE 200
RICHMOND VA 23229-8600

U.S. Treasury Money Market Fund — Class B Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
PFPC TRUST CO CUST FBO IRA	75,041.680	10.3408
ROBERT J HUGGINS
10101 FOUR MILE CREEK RD
CHARLOTTE NC 28277-9041
PFPC TRUST CO CUST FBO	53,566.240	7.3815
MARGUERITE DUFFY
SIMPLE IRA
7413 VALLEY RUN DR
RALEIGH NC 27615-5819
PFPC TRUST CO CUST FBO IRA	39,320.820	5.4184
MICHAEL A EDWARDS
270 HICKORY NUT RD
INMAN SC 29349-9238
PERSHING LLC	39,175.970	5.3985
PO BOX 2052
JERSEY CITY NJ 07303-2052
U.S. Treasury Money Market Fund — Class C Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
CLEARVIEW SAR SEP	52,802.460	45.2916
MICHAEL C KELEHER
42 WEST ROAD
LEICESTER NC 28748
MORGAN KEEGAN & CO. FBO	40,068.930	34.3694
LYNNE RANEW — IRA
1801 DAWSON ROAD
ALBANY GA 31707
MORGAN KEEGAN & CO. FBO	8,247.340	7.0742
SAMUEL PHILLIP SMITH IRA
1823 LULLWATER ROAD
ALBANY GA 31707
U.S. Treasury Money Market Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
WILBRANCH CO	157,884,524.870	62.6347
CASH
ATTN TRUST OPERATIONS
PO BOX 2887
WILSON NC 27894-2887
BRANCH BANKING AND TRUST	45,005,308.900	17.8542
FBO BB&T SWEEP CUSTOMERS
C/O CITI FUND SERVICES
ATTN INSTITUTIONAL SERVICES
3435 STELZER RD
COLUMBUS OH 43219-6004
NFS LLC FEBO	43,759,747.030	17.3600
BRANCH BANKING & TRUST CO
ATTN: MINDY J. KOONTZ
434 FAYETTEVILLE STREET MALL
8TH FLOOR
RALEIGH NC 27601-0000

National Tax-Free Money Market Fund — Class A Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	25,185.030	36.7327
JEFFREY LELLIOT
30 ROLAND ROAD
NEW PROVIDENCE NJ 07974
GRETE M HOLLESEN TTEE	13,112.790	19.1252
HOLLESEN FAMILY TRUST
U/A DTD 09/18/1998
6082 LA COSTA DR
OCALA FL 34472-3250
RALPH V SEIFERT AND	9,361.460	13.6538
BERNICE A SEIFERT JTWROS
915 WEST GLEN EAGLES RD
OCALA FL 34472-0000
REBEKAH PUTERA AND	3,746.030	5.4636
VICTORIA MARSHALL TTEES
EDGAR AND MARY STAUFFER IRREVOC TR
U/A DTD 11/15/2006
3026 BOWERS MILL RD
PENNSBURG PA 18073-1904
National Tax-Free Money Market Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
WILBRANCH & CO	177,160,553.810	98.3979
PT NO FEE CASH
223 NASH ST W
WILSON NC 27893-3801
International Equity Fund — Class B Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
PFPC TRUST CO CUST FBO	13,140.498	6.8541
SHARI LYNN BUENING
SIMPLE IRA
34A REDMOND DR
FLETCHER NC 28732
International Equity Fund — Class C Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
ALICIA OBER	8,630.158	23.3176
725 BLUE POINT DR
WILMINGTON NC 23451-4608
BRITTON A REID REVOCABLE TRUS	8,560.931	23.1305
DTD 10022007
BRITTON REID TTEE
1200 GLOUCESTER LANE
VIRGINIA BCH VA 23454-2507
JOHN A OLSHEFSKI	6,085.070	16.4411
7 WADSWORTH DRIVE
HUNTSVILLE AL 35808-2714

International Equity Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	12,559,799.041	87.8328
BRANCH BANKING & TRUST CO
ATTN: MINDY J. KOONTZ
434 FAYETTEVILLE STREET MALL
8TH FLOOR
RALEIGH NC 27601-0000
Select Equity Fund — Class C Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
LARRY WIDMAN AND	2,609.823	25.1711
LYNNE WIDMAN JTWROS
221 PEARLCROFT RD
CHERRY HILL NJ 08034-3348
TERESA L LUHN	954.341	9.2044
PO BOX 48525
CUMBERLAND NC 28331-8525
PFPC TRUST CO CUST FBO	925.608	8.9273
TAMMY S BRITT
SIMPLE IRA
15024 NEW LIGHT RD
WAKE FOREST NC 27587-8625
RICHARD G BLAKE	787.899	7.5991
3525 LEWIS LOOP SE
BOLIVIA NC 28422-7563
PFPC TRUST CO CUST FBO	768.074	7.4079
DEBORAH ANN JOYNER
SIMPLE IRA
286 FOX RUN CIR
BOWLING GREEN KY 42104-8516
PFPC TRUST CO CUST FBO	612.812	5.9104
JUDY J MITCHELL
SIMPLE IRA
1088 W DALTON RD
KING NC 27021-9533
AMERITRADE INC FBO 7821711741	563.063	5.4306
PO BOX 2226
OMAHA NE 68103-2226
Select Equity Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	15,341,763.224	88.2208
BRANCH BANKING & TRUST CO
ATTN: MINDY J. KOONTZ
434 FAYETTEVILLE STREET MALL
8TH FLOOR
RALEIGH NC 27601-0000

Sterling Capital Small Cap Fund — Class C Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
KELLY A RYAN BENE IRA	1,188.380	24.9219
LOIS M WHEATLEY DECD
A/C 7053-6901
FCC AS CUSTODIAN
12384 HOWARD LODGE DRIVE
SYKESVILLE MD 21784-5405
MACKENZIE L RYAN BENE IRA	1,188.380	24.9219
LOIS M WHEATLEY DECD
A/C 7053-6929
FCC AS CUSTODIAN
12384 HOWARD LODGE DRIVE
SYKESVILLE MD 21784-5405
PFPC TRUST CO CUST FBO	501.782	10.5230
WESLEY BRYAN
648 ROLLINGWOOD DRIVE
STONE MOUNTAIN GA 30087-0000
PFPC TRUST CO CUST FBO IRA	252.672	5.2989
HABTE G GHEBRE
PO BOX 1379
LORTON VA 22199
Sterling Small Cap Value Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO	1,861,169.718	33.2629
BRANCH BANKING & TRUST CO
ATTN: MINDY J. KOONTZ
434 FAYETTEVILLE STREET MALL
8TH FLOOR
RALEIGH NC 27601-0000
WELLS FARGO BANK NA FBO	761,967.045	13.6179
JAMES RIV CL
XXXXXX0401
PO BOX 1533
MINNEAPOLIS MN 55480-1533
TD AMERITRADE FBO 9950065291	731,507.330	13.0735
PO BOX 2226
OMAHA, NE 68103-2226
CHARLES SCHWAB & CO INC	552,667.278	9.8773
REINVEST ACCOUNT
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
NFS LLC FEBO	303,366.326	5.4218
BBT CO DBA WILBRANCH & CO
FBO NON-ERISA CLIENTS REINV
PO BOX 2887
WILSON NC 27894-2887
Sterling Small Cap Value Fund — Class R Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
BB&T ASSET MANAGEMENT INC	9.477	100.0000
SEED ACCOUNT
ATTN PAUL PALERMO
434 FAYETTEVILLE ST FL 5
RALEIGH NC 27601-1701

Total Return Bond Fund — Class C Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
WILLIAM KHOURI FAMILY GST TST DTD 10/30/07 WILLIAM KHOURI, TTEE 1225 DARTS COVE LANDING MT PLEASANT SC 29466-8100	29,389.232	19.6588
KAREN MARIE JESSUP AND BRIAN DAVID JESSUP JTWROS 9200 PERTH CT CONCORD NC 28027-8617	9,312.533	6.2293
JOHN WOODLEY WALLACE SR AND BETTY B WALLACE JTWROS 14324 EASTFIELD RD HUNTERSVILLE NC 28078-6635	9,086.661	6.0782
Total Return Bond Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO BBT CO DBA WILBRANCH & CO FBO NON-ERISA CLIENTS CASH PO BOX 2887 WILSON NC 27894-2887	13,811,827.734	40.1611
NFS LLC FEBO BRANCH BANKING & TRUST CO ATTN: MINDY J. KOONTZ 434 FAYETTEVILLE STREET MALL 8TH FLOOR RALEIGH NC 27601-0000	11,951,431.402	34.7516
Total Return Bond Fund — Class R Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
BB&T ASSET MANAGEMENT INC SEED ACCOUNT ATTN PAUL PALERMO 434 FAYETTEVILLE ST FL 5 RALEIGH NC 27601-1701	466.460	100.0000
Capital Manager Conservative Growth Fund — Class C Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
PFPC TRUST CO CUST R/O IRA FBO MENBERU YEMATA 7404 BATH ST SPRINGFIELD VA 22150-3801	3,698.541	26.4239
DELBERT L LEADMON 225 TANNER LN WALKER WV 26180-5627	2,801.243	20.0132
PFPC TRUST CO CUST FBO IRA MARIA CORINA DEVICENTE 7748 KINROSS DR NEW PORT RICHEY FL 34653-1529	2,392.048	17.0898
RICHARD ALLEN SAFFLE 112 E OLIVE ST BRIDGEPORT WV 26330-1160	1,148.355	8.2043
PFPC TRUST CO CUST IRA FBO LARA A REALL 46 SLOPING HILL LN HEDGESVILLE WV 25427-7064	1,131.353	8.0829
LOYCE J CRUMP 20 FLEMING RD CUMBERLAND VA 23040-2527	936.233	6.6888

Capital Manager Conservative Growth Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO BRANCH BANKING & TRUST CO ATTN: MINDY J. KOONTZ 434 FAYETTEVILLE STREET MALL 8TH FLOOR RALEIGH NC 27601-0000	413,787.977	81.7489
CLEARVIEW IRA R/O HARRY D STEPHENSON 104 PRESTWICK PLACE CARY NC 27511-6555	80,791.202	15.9613
Capital Manager Moderate Growth Fund — Class C Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
PATRICIA F CHANDLER 2440 CLOVERDALE RD BREMO BLUFF VA 23022-2304	2,683.502	14.5395
PFPC TRUST CO CUST FBO IRA DAKSHINA M DARBHA 8440 STONE MASON DR RALEIGH NC 27613-6920	2,581.943	13.9892
PFPC TRUST CO CUST FBO CHARLES GRANT WILLIS III SIMPLE IRA 4612 OUTER BANK DR NORCROSS GA 30092-1109	1,150.399	6.2330
PFPC TRUST CO CUST IRA FBO ROBERT GARY KEITH 5835 MOUNTAIN POINT LN CHARLOTTE NC 28216-7754	1,067.021	5.7812
PFPC TRUST CO CUST FBO ADAM LAMAR CHALKER 866 WEST MAIN STREET GIBSON GA 30810	996.640	5.3999
PFPC TRUST CO CUST IRA FBO HUGH C TALTON PO BOX 183 SMYRNA NC 28579-0183	991.159	5.3702
Capital Manager Moderate Growth Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO BRANCH BANKING & TRUST CO ATTN: MINDY J. KOONTZ 434 FAYETTEVILLE STREET MALL 8TH FLOOR RALEIGH NC 27601-0000	114,300.127	81.5109
NFS LLC FEBO BBT CO DBA WILBRANCH & CO FBO NON-ERISA CLIENTS REINV PO BOX 2887 WILSON NC 27894-2887	16,301.492	11.6251

Capital Manager Growth Fund — Class C Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
PFPC TRUST CO CUST IRA FBO DANIEL E ROWE 231 MEADOW LN BERKELEY SPRINGS WV 25411-3526	3,788.605	19.1867
PFPC TRUST CO CUST FBO IRA STANLEY S TAO 302 TURNBERRY PT BARBOURSVILLE WV 25504-1948	3,003.043	15.2084
STEPHEN E CAMPBELL MARY W CAMPBELL 112 STARBOARD LN MONETA VA 24121-2318	2,096.458	10.6171
PFPC TRUST CO CUST IRA FBO CATHERINE A MASLOW 101 FOXFIELD LN MATTHEWS NC 28105-6545	2,057.236	10.4185
PFPC TRUST CO CUST IRA FBO MELISSA A MCCUMBEE 103 AMETHYST LN BERKELEY SPRINGS WV 25411-6551	1,189.642	6.0247
Capital Manager Growth Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO BRANCH BANKING & TRUST CO ATTN: MINDY J. KOONTZ 434 FAYETTEVILLE STREET MALL 8TH FLOOR RALEIGH NC 27601-0000	88,814.270	40.6019
NFS LLC FEBO BBT CO DBA WILBRANCH & CO FBO NON-ERISA CLIENTS 12B1 FEES PO BOX 2887 WILSON NC 27894-2887	77,215.110	35.2993
FRONTIER TRUST COMPANY FBO COVINGTON’S CONVALESCENT CENTER, IN 350037 P.O. BOX 10758 FARGO, ND 58106	52,335.131	23.9253

Capital Manager Equity Fund — Class C Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
PFPC TRUST CO CUST ROTH IRA FBO ANDREA LYNN MUNCHMEYER 119 STERLING ROAD TAVERNIER FL 33070-0000	499.873	24.8333
PFPC TRUST CO CUST FBO BRADLEY M FRANKS ROTH IRA 304 HOWELL RD GREENVILLE SC 29615-2025	318.629	15.8292
PFPC TRUST CO CUST FBO COVERDELL ESA ROBERT H NIEHAUS REBECCA LYNN NIEHAUS RESP INDIV 1403 TURNBERRY WAY BEL AIR MD 21015-0000	203.550	10.1122
PFPC TRUST CO CUST FBO COVERDELL ESA THOMAS J NIEHAUS REBECCA L NIEHAUS RESP INDIV 1403 TURNBERRY WAY BEL AIR MD 21015-5678	203.550	10.1122
JAGADEESAN JANAKIRAMAN AND GAYATRI JAGADEESAN JTWROS 6138 HANES WAY CLEMMONS NC 27012-9445	202.559	10.0630
PFPC TRUST CO CUST FBO JAMES BUENING SIMPLE IRA 34A REDMOND DR FLETCHER NC 28732-0000	173.792	8.6338
BB&T ASSET MANAGEMENT INC SEED ACCOUNT ATTN PAUL PALERMO 434 FAYETTEVILLE ST FL 5 RALEIGH NC 27601-1701	120.064	5.9647
Capital Manager Equity Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO BRANCH BANKING & TRUST CO ATTN: MINDY J. KOONTZ 434 FAYETTEVILLE STREET MALL 8TH FLOOR RALEIGH NC 27601-0000	8,973.485	86.8577
NFS LLC FEBO BBT CO DBA WILBRANCH & CO FBO NON-ERISA CLIENTS CASH PO BOX 2887 WILSON NC 27894-2887	1,357.767	13.1423

Equity Income Fund — Class I Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
NFS LLC FEBO BRANCH BANKING & TRUST CO ATTN: MINDY J. KOONTZ 434 FAYETTEVILLE STREET MALL 8TH FLOOR RALEIGH NC 27601-0000	6,728,197.837	38.1409
NFS LLC FEBO BBT CO DBA WILBRANCH & CO FBO NON-ERISA CLIENTS CASH PO BOX 2887 WILSON NC 27894-2887	2,457,825.411	13.9330
UBATCO ATTN: TRUST OPERATIONS PO BOX 82535 LINCOLN NE 685012535	1,103,561.212	6.2559
NFS LLC FEBO BBT CO DBA WILBRANCH & CO FBO ERISA CLIENTS REINV PO BOX 2887 WILSON NC 27894-2887	1,032,241.816	5.8516
CENTRAL REGISTRATION CO. OF ENID, 1 324 W. BROADWAY P.O. BOX 3448 ENID OK 73701	966,912.120	5.4813
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	900,049.803	5.1022
Equity Income Fund — Class R Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
BB&T ASSET MANAGEMENT INC SEED ACCOUNT ATTN PAUL PALERMO 434 FAYETTEVILLE ST FL 5 RALEIGH NC 27601-1701	8.403	100.0000
Select Equity Variable Insurance Fund

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
HARTFORD LIFE SEPARATE ACCOUNT TWO ATTN UIT OPERATIONS 1 GRIFFIN RD N WINDSOR CT 06095-1512	3,259,597.685	88.8003
AIG SUNAMERICA LIFE ASSURANCE COMPANY PO BOX 54299 LOS ANGELES CA 90054-0299	222,288.721	6.0558
NATIONWIDE INSURANCE COMPANY NWVA9 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	188,818.286	5.1439

Capital Manager Equity Variable Insurance Fund

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
HARTFORD LIFE SEPARATE ACCOUNT TWO ATTN UIT OPERATIONS 1 GRIFFIN RD N WINDSOR CT 06095-1512	797,039.927	62.3790
AIG SUNAMERICA LIFE ASSURANCE COMPANY PO BOX 54299 LOS ANGELES CA 90054-0299	356,654.290	27.9130
NATIONWIDE INSURANCE COMPANY NWVA9 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	124,043.660	9.7081
Special Opportunities Variable Insurance Fund

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
HARTFORD LIFE SEPARATE ACCOUNT TWO ATTN UIT OPERATIONS 1 GRIFFIN RD N WINDSOR CT 06095-1512	1,756,998.940	66.8623
AIG SUNAMERICA LIFE ASSURANCE COMPANY PO BOX 54299 LOS ANGELES CA 90054-0299	870,788.484	33.1377
Total Return Bond Variable Insurance Fund

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
HARTFORD LIFE SEPARATE ACCOUNT TWO ATTN UIT OPERATIONS 1 GRIFFIN RD N WINDSOR CT 06095-1512	1,146,458.658	58.4194
AIG SUNAMERICA LIFE ASSURANCE COMPANY PO BOX 54299 LOS ANGELES CA 90054-0299	816,002.750	41.5806

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
THREE EASY WAYS TO VOTE YOUR PROXY
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903.

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.
     If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DYNAMIC CALLING -POSITION C - EFN LINE 1

Vote on Proposals

		For	Against	Abstain

1.	To approve an Investment Advisory Agreement between BB&T Funds, on behalf of each series thereof, and Sterling Capital Management LLC (“Sterling”);	☐	☐	☐

2.	To approve Investment Sub-Advisory Agreements between Sterling and Scott & Stringfellow, LLC with respect to BB&T Equity Income Fund and BB&T Special Opportunities Equity Fund;	☐	☐	☐

5.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 27, 2010:
You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and related soliciting material without charge by visiting www.proxyweb.com.

BB&T FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2010
This proxy is solicited on behalf of the Boards of Trustees of BB&T Funds, on behalf of its series, the Funds, for use at a special meeting (the “Special Meeting”) of shareholders of the Fund to be held at 10:00 a.m. Eastern time on August 27, 2010, in the Board Room of BNY Mellon Investment Servicing (US) Inc. at 4400 Computer Drive, Westborough, Massachusetts 01581.
The undersigned hereby appoints Todd M. Miller and Avery Maher, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Funds held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting in their discretion.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
THREE EASY WAYS TO VOTE YOUR PROXY
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903.

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.
     If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DYNAMIC CALLING -POSITION C - EFN LINE 1

Vote on Proposals

		For	Against	Abstain

1.	To approve an Investment Advisory Agreement between BB&T Funds, on behalf of each series thereof, and Sterling Capital Management LLC (“Sterling”);	☐	☐	☐

3.	To approve an Investment Sub-Advisory Agreement between Sterling and Artio Global Management LLC with respect to BB&T International Equity Fund;	☐	☐	☐

5.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 27, 2010:
You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and related soliciting material without charge by visiting www.proxyweb.com.

BB&T FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2010
This proxy is solicited on behalf of the Boards of Trustees of BB&T Funds, on behalf of its series, the Funds, for use at a special meeting (the “Special Meeting”) of shareholders of the Fund to be held at 10:00 a.m. Eastern time on August 27, 2010, in the Board Room of BNY Mellon Investment Servicing (US) Inc. at 4400 Computer Drive, Westborough, Massachusetts 01581.
The undersigned hereby appoints Todd M. Miller and Avery Maher, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Funds held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting in their discretion.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
THREE EASY WAYS TO VOTE YOUR PROXY
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903.

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.
     If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DYNAMIC CALLING -POSITION C - EFN LINE 1

Vote on Proposals

		For	Against	Abstain

1.	To approve an Investment Advisory Agreement between BB&T Funds, on behalf of each series thereof, and Sterling Capital Management LLC (“Sterling”);	☐	☐	☐

4.	To approve an Investment Sub-Advisory Agreement between Sterling and Federated Investment Management Company with respect to BB&T National Tax-Free Money Market Fund and BB&T Prime Money Market Fund; and	☐	☐	☐

5.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 27, 2010:
You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and related soliciting material without charge by visiting www.proxyweb.com.

BB&T FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2010
This proxy is solicited on behalf of the Boards of Trustees of BB&T Funds, on behalf of its series, the Funds, for use at a special meeting (the “Special Meeting”) of shareholders of the Fund to be held at 10:00 a.m. Eastern time on August 27, 2010, in the Board Room of BNY Mellon Investment Servicing (US) Inc. at 4400 Computer Drive, Westborough, Massachusetts 01581.
The undersigned hereby appoints Todd M. Miller and Avery Maher, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Funds held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting in their discretion.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
THREE EASY WAYS TO VOTE YOUR PROXY
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903.

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.
     If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DYNAMIC CALLING -POSITION C - EFN LINE 1

Vote on Proposals

		For	Against	Abstain

1.	To approve an Investment Advisory Agreement between BB&T Funds, on behalf of each series thereof, and Sterling Capital Management LLC (“Sterling”);	☐	☐	☐

5.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 27, 2010:
You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and related soliciting material without charge by visiting www.proxyweb.com.

BB&T FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2010
This proxy is solicited on behalf of the Boards of Trustees of BB&T Funds, on behalf of its series, the Funds, for use at a special meeting (the “Special Meeting”) of shareholders of the Fund to be held at 10:00 a.m. Eastern time on August 27, 2010, in the Board Room of BNY Mellon Investment Servicing (US) Inc. at 4400 Computer Drive, Westborough, Massachusetts 01581.
The undersigned hereby appoints Todd M. Miller and Avery Maher, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Funds held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting in their discretion.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

VOTE BY MAIL
•	Read the Proxy Statement and the Proxy Card.

•	Please mark, sign and date your Proxy Card.

•	Return promptly in the postage-paid envelope provided.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
LABEL BELOW FOR MIS USE ONLY!
PO# M-4158-A
BB&T - COMPLEXWIDE #087
BB&T - ANNUITY #
ORIGINAL 1UP 06-28-10 JM
COMMON FRONT / 2 BACKS
VINNY/ROB (BB&T ANNUITY-COMPLEXWIDE M4158-A 1-UP 2010 VOD)
REVISION #1 07-14-10 JM
REVISION #2 07-15-10 JM
REVIEW #1 07-15-10 JM
BB&T VARIABLE INSURANCE FUNDS

SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE	TO BE HELD ON AUGUST 27, 2010
This proxy is solicited on behalf of the Board of Trustees of BB&T Variable Insurance Funds, on behalf of its series, the Funds, for use at a special meeting (the “Special Meeting”) of shareholders of the Fund to be held at 10:00 a.m. Eastern time on August 27, 2010, in the Board Room of BNY Mellon Investment Servicing (US) Inc. at 4400 Computer Drive, Westborough, Massachusetts 01581.
The undersigned hereby appoints Todd M. Miller and Avery Maher, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Funds held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting in their discretion:
MIS EDITS:    # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
OK TO PRINT AS IS*                      *By signing this form you are
authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING      DATE
ê
ê
Dated                                         2010

Signature(s)	(Please sign in box)

IMPORTANT: Please sign legibly and exactly as your name appears on this card. Joint owners must each sign this card. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please state that capacity or title along with your signature. If a corporation, please give the full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.
ê
BBT-F

MIS EDITS:    # OF CHANGES            /            PRF 1            PRF 2
OK TO PRINT AS IS*                        *By signing this form you are authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE
LABEL BELOW FOR MIS USE ONLY!
PO# M-4158-A
BB&T - COMPLEXWIDE #087
BB&T - ANNUITY #
ORIGINAL 1UP 06-28-10 JM
BACK 1 OF 2 - BBV
VINNY/ROB (BB&T ANNUITY-COMPLEXWIDE M4158-A 1-UP 2010 VOD)
REVIEW #1 06-29-10 JM
REVISION #1 06-29-10 JM
REVIEW #2 06-29-10 JM
REVIEW #3 06-30-10 JM
REVISION #2 07-15-10 JM
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 27, 2010:
You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and related soliciting material without charge by visiting www.proxyweb.com

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. Example: ☒ PLEASE DO NOT USE FINE POINT PENS.	ê

		FOR	AGAINST	ABSTAIN

1.	To approve an Investment Advisory Agreement between BB&T Variable Insurance Funds, on behalf of each series thereof, and Sterling Capital Management LLC (“Sterling”);	☐	☐	☐

5.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

BBV
ê		ê

MIS EDITS:    # OF CHANGES            /            PRF 1            PRF 2
OK TO PRINT AS IS*                        *By signing this form you are authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE
LABEL BELOW FOR MIS USE ONLY!
PO# M-4158-A
BB&T - COMPLEXWIDE #087
BB&T - ANNUITY #
ORIGINAL 1UP 06-28-10 JM
BACK 2 OF 2 - BBS
VINNY/ROB (BB&T ANNUITY-COMPLEXWIDE M4158-A 1-UP 2010 VOD)
REVIEW #1 06-29-10 JM
REVISION #1 06-29-10 JM
REVIEW #3 06-30-10 JM
REVISION #2 07-15-10 JM
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 27, 2010:
You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and related soliciting material without charge by visiting www.proxyweb.com

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. Example: ☒ PLEASE DO NOT USE FINE POINT PENS.	ê

		FOR	AGAINST	ABSTAIN

1.	To approve an Investment Advisory Agreement between BB&T Variable Insurance Funds, on behalf of each series thereof, and Sterling Capital Management LLC (“Sterling”);	☐	☐	☐

3.	To approve an Investment Sub-Advisory Agreement between Sterling and Scott & Stringfellow, LLC with respect to BB&T Special Opportunities Equity VIF;	☐	☐	☐

5.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

BBS
ê		ê